EXHIBIT 99.9

Supplement to the

Estimates

Fiscal Year Ending March 31, 2018

British Columbia Cataloguing in Publication Data

British Columbia.

Estimates, fiscal year ending March 31. —1983 —

Annual

Continues: British Columbia. Ministry of Finance.

Estimates of revenue and expenditure. ISSN 0707-3046

Vols. For 1983 - have suppl.

Imprint varies: Ministry of Finance, 1983-1987: Ministry

Of Finance and Corporate Relations, 1988-June 2001:

Ministry of Finance, June 2001-

Also available on the Internet.

ISSN 0712-4597 = Estimates — Province of British Columbia

1.  British Columbia — Appropriations and expenditures - Periodicals.

2.  Budget — British Columbia - Periodicals.

3.  Revenue — British Columbia - Periodicals.

I.  British Columbia. Ministry of Finance.

II.  British Columbia. Ministry of Finance and Corporate Relations.

III.  Title.

HJ13.B742 354.7110072’225 C82-089032-4

INTRODUCTION

GENERAL FUND OPERATING EXPENSES

This publication provides summary and detailed General Fund expenses for special offices, ministries, and other appropriations. Expenses are classified by group accounts. These group accounts represent broad categories of expenses (Salaries and Benefits, Operating Costs, Government Transfers, Other Expenses, Internal Recoveries, and External Recoveries). Each group account is comprised of several specific components of expenses referred to as standard objects of expense.

The data is presented in a series of columns. The first column provides the total comparable expense for the 2016/17 Estimates. Each column thereafter provides 2017/18 expense detail by standard object of expense. Columns are headed by a numerical code, which relates to a specific standard object of expense. Subtotal columns are also presented to parallel the group account classification totals found in the 2017/18 Estimates. Where blanks appear within a column, funds have not been budgeted for that standard object or group account classification.

GENERAL FUND CAPITAL EXPENDITURES

This publication also provides details for capital expenditures by special office, ministry, and other appropriation. Capital expenditures are presented on the basis of the category of assets acquired, in a manner similar to operating expenses (by column, headed by an alphabetical code which relates to a specific standard object of capital expenditure). The amortization of the cost of assets is an operating expense (standard object 73).

STANDARD OBJECTS OF EXPENSE

A descriptive listing of the standard objects is provided below. Expenses by sub-vote, by group account, and by standard object of expense are presented in this document for information purposes only. While this information accurately represents the intended expense plan for the fiscal year, special offices, ministries, and agencies within other appropriations may reallocate funds within a vote or special account during the year. The Supplement to the Estimates can also be found on the Government of British Columbia’s budget website: http://www.bcbudget.gov.bc.ca/.

Salaries and Benefits	Government Transfers
50 Base Salaries	77 Transfers - Grants
51 Supplementary Salary Costs	79 Transfers - Entitlements
52 Employee Benefits	80 Transfers - Shared Cost Arrangements
54 Legislative Salaries and Indemnities
Other Expenses
Operating Costs	81 Transfers Between Votes and Special Accounts
55 Boards, Commissions and Courts - Fees and Expenses	83 Interest on the Public Debt
57 Public Servant Travel	85 Other Expenses
59 Centralized Management Support Services
60 Professional Services	Internal Recoveries
63 Information Systems - Operating	86 Recoveries Between Votes and Special Accounts
65 Office and Business Expenses	88 Recoveries Within the Consolidated Revenue Fund
67 Informational Advertising and Publications
68 Statutory Advertising and Publications	External Recoveries
69 Utilities, Materials and Supplies	89 Recoveries Within the Government Reporting Entity
70 Operating Equipment and Vehicles	90 Recoveries External to the Government Reporting Entity
72 Non-Capital Roads and Bridges
73 Amortization
75 Building Occupancy Charges

GENERAL FUND OPERATING EXPENSES ($000)

	Total	Total						Total
	2016/17	Salaries	Total	Total	Total	Total	Total	2017/18
	Operating	and	Operating	Government	Other	Internal	External	Operating
Vote and Special Account	Expenses	Benefits	Costs	Transfers	Expenses	Recoveries	Recoveries	Expenses
Legislative Assembly
1 Legislative Assembly	69,565	47,932	12,421	20	22,445	(47)	(580)	82,191
Officers of the Legislature
2 Auditor General	17,097	12,500	4,770	69	—	—	—	17,339
3 Conflict of Interest Commissioner	701	605	127	—	11	—	—	743
4 Elections BC	9,385	27,280	18,869	—	5	—	—	46,154
5 Information and Privacy Commissioner	5,964	4,051	1,533	—	483	(1)	(2)	6,064
6 Merit Commissioner	1,054	655	377	—	93	—	—	1,125
7 Ombudsperson	7,117	5,993	1,541	—	—	(816)	(65)	6,653
8 Police Complaint Commissioner	3,428	2,178	1,010	—	241	—	(1)	3,428
9 Representative for Children and Youth	8,830	6,312	2,636	5	20	(1)	(2)	8,970
Total	53,576	59,574	30,863	74	853	(818)	(70)	90,476
Office of the Premier
10 Office of the Premier	8,998	8,014	1,528	686	293	(809)	(701)	9,011
Ministry of Aboriginal Relations and Reconciliation
11 Ministry Operations	39,211	22,615	8,670	8,071	2,499	(503)	(462)	40,890
12 Treaty and Other Agreements Funding	41,949	—	—	53,801	—	(1)	(12,798)	41,002
Special Account(s)	4,612	133	—	8,942	—	(1)	(2)	9,072
Total	85,772	22,748	8,670	70,814	2,499	(505)	(13,262)	90,964
Ministry of Advanced Education
13 Ministry Operations	1,947,183	22,587	7,992	2,021,801	353	(17,214)	(4,013)	2,031,506
14 Government Communications and Public Engagement	33,879	26,912	8,527	—	46	(1,175)	(105)	34,205
Total	1,981,062	49,499	16,519	2,021,801	399	(18,389)	(4,118)	2,065,711
Ministry of Agriculture
15 Ministry Operations	64,859	28,346	12,389	35,757	15,349	(8)	(24,423)	67,410
16 Agricultural Land Commission	4,524	2,321	2,228	—	3	(1)	(2)	4,549
Special Account(s)	20,800	—	1,250	—	20,751	—	(1)	22,000
Less: Transfer from Ministry Operations Vote	(8,800)	—	—	—	(8,800)	—	—	(8,800)
Total	81,383	30,667	15,867	35,757	27,303	(9)	(24,426)	85,159
Ministry of Children and Family Development
17 Ministry Operations	1,451,160	351,622	49,903	1,237,065	30,842	(3,025)	(70,485)	1,595,922
Ministry of Community, Sport and Cultural Development
18 Ministry Operations	246,758	20,963	13,497	494,057	50	(10,748)	(214,105)	303,714
Special Account(s)	12,642	—	—	4,198	10,444	—	—	14,642
Total	259,400	20,963	13,497	498,255	10,494	(10,748)	(214,105)	318,356
Ministry of Education
19 Ministry Operations	5,571,246	25,855	33,846	5,855,255	1,220	(646)	(30,654)	5,884,876
Special Account(s)	37,608	4,742	2,782	30,000	97	—	—	37,621
Total	5,608,854	30,597	36,628	5,885,255	1,317	(646)	(30,654)	5,922,497

GENERAL FUND OPERATING EXPENSES ($000) continued

	Total	Total						Total
	2016/17	Salaries	Total	Total	Total	Total	Total	2017/18
	Operating	and	Operating	Government	Other	Internal	External	Operating
Vote and Special Account	Expenses	Benefits	Costs	Transfers	Expenses	Recoveries	Recoveries	Expenses
Ministry of Energy and Mines
20 Ministry Operations	25,988	25,752	7,763	40,175	1,280	(4)	(3,007)	71,959
Special Account(s)	2,299	1,069	30	1,203	—	(1)	(2)	2,299
Total	28,287	26,821	7,793	41,378	1,280	(5)	(3,009)	74,258
Ministry of Environment
21 Ministry Operations	117,182	82,545	51,365	19,707	10,222	(21,090)	(4,142)	138,607
22 Environmental Assessment Office	11,828	8,867	2,291	1,600	14	(1)	(901)	11,870
Special Account(s)	20,735	—	1,800	—	18,935	—	—	20,735
Total	149,745	91,412	55,456	21,307	29,171	(21,091)	(5,043)	171,212
Ministry of Finance
23 Ministry Operations	178,946	146,148	128,855	21,185	69,720	(23,251)	(152,868)	189,789
24 Gaming Policy and Enforcement	19,055	12,436	2,829	122,505	49	(1)	(118,672)	19,146
25 BC Public Service Agency	50,861	30,320	25,568	—	6,368	(9,697)	(1,540)	51,019
26 Benefits	1	505,444	3,568	350	35,496	(476,464)	(68,393)	1
Special Account(s)	4,188	66,099	7,600	88,200	44,981	(47,168)	(9,737)	149,975
Less: Transfer from Ministry Operations Vote	—	—	—	—	(35,474)	—	—	(35,474)
Total	253,051	760,447	168,420	232,240	121,140	(556,581)	(351,210)	374,456
Ministry of Forests, Lands and Natural Resource Operations
27 Ministry Operations	426,161	259,258	191,104	46,631	66,451	(26,697)	(79,879)	456,868
28 Fire Management	63,164	42,387	34,916	—	62	(1,801)	(12,271)	63,293
Special Account(s)	181,679	24,374	99,163	5,993	77,003	(15,801)	(7,538)	183,194
Total	671,004	326,019	325,183	52,624	143,516	(44,299)	(99,688)	703,355
Ministry of Health
29 Ministry Operations	17,817,674	114,343	166,324	18,947,150	2,794	(147,589)	(389,932)	18,693,090
Special Account(s)	147,250	—	—	—	147,250	—	—	147,250
Total	17,964,924	114,343	166,324	18,947,150	150,044	(147,589)	(389,932)	18,840,340
Ministry of International Trade
30 Ministry Operations	50,291	14,198	18,941	20,185	286	(4)	(6)	53,600
Ministry of Jobs, Tourism and Skills Training
31 Ministry Operations	195,598	62,191	23,643	237,171	656	(16,211)	(96,427)	211,023
Special Account(s)	500	—	—	500	—	—	—	500
Total	196,098	62,191	23,643	237,671	656	(16,211)	(96,427)	211,523
Ministry of Justice
32 Ministry Operations	396,825	305,223	88,515	98,106	15,090	(83,192)	(15,653)	408,089
33 Judiciary	71,786	65,825	8,255	179	129	—	—	74,388
34 Crown Proceeding Act	24,500	—	—	—	24,500	—	—	24,500
35 Independent Investigations Office	7,552	6,055	1,500	—	19	—	—	7,574
Special Account(s)	8,795	21,729	4,757	—	384	—	(17,961)	8,909
Less: Transfer from Ministry Operations Vote	(8,795)	—	—	—	(8,909)	—	—	(8,909)
Total	500,663	398,832	103,027	98,285	31,213	(83,192)	(33,614)	514,551

GENERAL FUND OPERATING EXPENSES ($000) continued

	Total	Total						Total
	2016/17	Salaries	Total	Total	Total	Total	Total	2017/18
	Operating	and	Operating	Government	Other	Internal	External	Operating
Vote and Special Account	Expenses	Benefits	Costs	Transfers	Expenses	Recoveries	Recoveries	Expenses
Ministry of Natural Gas Development
36 Ministry Operations	24,106	9,072	14,612	200	314	(5)	(10)	24,183
37 Housing	415,400	10,006	1,641	409,420	80	(1)	(2)	421,144
Special Account(s)	14,104	—	—	12,884	—	—	—	12,884
Total	453,610	19,078	16,253	422,504	394	(6)	(12)	458,211
Ministry of Public Safety and Solicitor General
38 Ministry Operations	666,973	239,191	52,183	479,964	7,721	(18,017)	(35,518)	725,524
Special Account(s)	14,785	798	3,905	7,221	12,104	—	(7,498)	16,530
Total	681,758	239,989	56,088	487,185	19,825	(18,017)	(43,016)	742,054
Ministry of Small Business and Red Tape Reduction
39 Ministry Operations	3,862	12,172	3,396	776	232	(1,107)	(11,607)	3,862
Ministry of Social Development and Social Innovation
40 Ministry Operations	2,738,202	135,948	67,557	3,093,703	22,709	(29,885)	(308,959)	2,981,073
Ministry of Technology, Innovation and Citizens’ Services
41 Ministry Operations	491,997	120,127	623,109	69,764	115,061	(173,052)	(190,996)	564,013
Ministry of Transportation and Infrastructure
42 Ministry Operations	843,349	134,121	2,233,907	291,550	1,228	(2,537)	(1,804,863)	853,406
43 Emergency Program Act	14,475	2,058	2,766	9,885	1	(1)	(1)	14,708
Total	857,824	136,179	2,236,673	301,435	1,229	(2,538)	(1,804,864)	868,114
Management of Public Funds and Debt
44 Management of Public Funds and Debt	1,168,125	—	—	—	2,491,306	—	(1,310,721)	1,180,585
Other Appropriations
45 Contingencies (All Ministries) and New Programs	450,000	—	—	—	400,000	—	—	400,000
46 Capital Funding	1,303,378	—	—	1,485,093	5	—	(5)	1,485,093
47 Commissions on Collection of Public Funds	1	—	—	—	75,648	—	(75,647)	1
48 Allowances for Doubtful Revenue Accounts	1	—	—	—	196,103	—	(196,102)	1
49 Tax Transfers	1,039,000	—	—	1,166,000	—	—	—	1,166,000
50 Auditor General for Local Government	2,595	1,618	979	—	—	(1)	(2)	2,594
51 Forest Practices Board	3,814	2,242	1,571	—	7	(1)	(2)	3,817
Total	2,798,789	3,860	2,550	2,651,093	671,763	(2)	(271,758)	3,057,506
Overall Total	38,608,000	3,083,232	4,060,309	36,427,027	3,896,270	(1,128,575)	(5,279,263)	41,059,000
Adjusted Totals[1]		2,585,136	3,879,308	36,396,329	3,477,490	—	(5,279,263)

1       Amounts are net of adjustments to eliminate double counting. See page 11.

GENERAL FUND CAPITAL EXPENDITURES ($000)

	Total										Total
	2016/17					Furniture				Roads,	2017/18
	Capital		Land		Specialized	and		Information	Tenant	Bridges, and	Capital
Vote and Special Account	Expenditures	Land	Improvements	Buildings	Equipment	Equipment	Vehicles	Systems	Improvements	Ferries	Expenditures
Legislative Assembly
1 Legislative Assembly	2,422	—	—	900	1,086	260	—	1,590	—	—	3,836
Officers of the Legislature
2 Auditor General	370	—	—	—	—	25	—	325	—	—	350
3 Conflict of Interest Commissioner	25	—	—	—	—	—	—	25	—	—	25
4 Elections BC	700	—	—	—	—	—	—	550	—	—	550
5 Information and Privacy Commissioner	45	—	—	—	—	5	—	40	—	—	45
6 Merit Commissioner	15	—	—	—	—	5	—	10	—	—	15
7 Ombudsperson	75	—	—	—	—	5	—	70	—	—	75
8 Police Complaint Commissioner	25	—	—	—	—	2	—	38	—	—	40
9 Representative for Children and Youth	50	—	—	—	—	20	—	30	—	—	50
Total	1,305	—	—	—	—	62	—	1,088	—	—	1,150
Office of the Premier
10 Office of the Premier	1	—	—	—	—	1	—	—	—	—	1
Ministry of Aboriginal Relations and Reconciliation
11 Ministry Operations	1	—	—	—	—	1	—	—	—	—	1
12 Treaty and Other Agreements Funding	—	—	—	—	—	—	—	—	—	—	—
Special Account(s)	—	—	—	—	—	—	—	—	—	—	—
Total	1	—	—	—	—	1	—	—	—	—	1
Ministry of Advanced Education
13 Ministry Operations	504	—	—	—	—	4	—	1,469	—	—	1,473
14 Government Communications and Public Engagement	—	—	—	—	—	—	—	—	—	—	—
Total	504	—	—	—	—	4	—	1,469	—	—	1,473
Ministry of Agriculture
15 Ministry Operations	1,168	—	—	—	212	3	325	—	—	—	540
16 Agricultural Land Commission	—	—	—	—	—	—	—	—	—	—	—
Special Account(s)	—	—	—	—	—	—	—	—	—	—	—
Less: Transfer from Ministry Operations Vote	—	—	—	—	—	—	—	—	—	—	—
Total	1,168	—	—	—	212	3	325	—	—	—	540
Ministry of Children and Family Development
17 Ministry Operations	1,519	—	—	—	202	28	3,775	—	—	—	4,005
Ministry of Community, Sport and Cultural Development
18 Ministry Operations	1,074	—	—	—	—	2	—	850	—	—	852
Special Account(s)	—	—	—	—	—	—	—	—	—	—	—
Total	1,074	—	—	—	—	2	—	850	—	—	852
Ministry of Education
19 Ministry Operations	1,138	—	—	—	—	2	—	922	—	—	924
Special Account(s)	—	—	—	—	—	—	—	—	—	—	—
Total	1,138	—	—	—	—	2	—	922	—	—	924

GENERAL FUND CAPITAL EXPENDITURES ($000) continued

	Total										Total
	2016/17					Furniture				Roads,	2017/18
	Capital		Land		Specialized	and		Information	Tenant	Bridges, and	Capital
Vote and Special Account	Expenditures	Land	Improvements	Buildings	Equipment	Equipment	Vehicles	Systems	Improvements	Ferries	Expenditures
Ministry of Energy and Mines
20 Ministry Operations	755	—	—	—	45	1	363	—	—	—	409
Special Account(s)	—	—	—	—	—	—	—	—	—	—	—
Total	755	—	—	—	45	1	363	—	—	—	409
Ministry of Environment
21 Ministry Operations	17,537	—	19,471	—	992	10	592	—	—	—	21,065
22 Environmental Assessment Office	—	—	—	—	—	—	—	—	—	—	—
Special Account(s)	400	—	400	—	—	—	—	—	—	—	400
Total	17,937	—	19,871	—	992	10	592	—	—	—	21,465
Ministry of Finance
23 Ministry Operations	427	—	—	—	—	10	—	300	—	—	310
24 Gaming Policy and Enforcement	—	—	—	—	—	—	—	—	—	—	—
25 BC Public Service Agency	10	—	—	—	10	—	—	—	—	—	10
26 Benefits	—	—	—	—	—	—	—	—	—	—	—
Special Account(s)	—	—	—	—	—	—	—	—	—	—	—
Less: Transfer from Ministry Operations Vote	—	—	—	—	—	—	—	—	—	—	—
Total	437	—	—	—	10	10	—	300	—	—	320
Ministry of Forests, Lands and Natural Resource Operations
27 Ministry Operations	25,893	—	4,478	2,000	1,308	18	6,748	20,000	—	13,300	47,852
28 Fire Management	525	—	—	—	525	—	—	—	—	—	525
Special Account(s)	46,235	—	—	—	150	—	—	350	—	42,067	42,567
Total	72,653	—	4,478	2,000	1,983	18	6,748	20,350	—	55,367	90,944
Ministry of Health
29 Ministry Operations	3,948	—	—	—	—	30	—	2,536	—	—	2,566
Special Account(s)	—	—	—	—	—	—	—	—	—	—	—
Total	3,948	—	—	—	—	30	—	2,536	—	—	2,566
Ministry of International Trade
30 Ministry Operations	1	—	—	—	—	1	—	—	—	—	1
Ministry of Jobs, Tourism and Skills Training
31 Ministry Operations	4	—	—	—	—	4	—	924	—	—	928
Special Account(s)	—	—	—	—	—	—	—	—	—	—	—
Total	4	—	—	—	—	4	—	924	—	—	928
Ministry of Justice
32 Ministry Operations	4,852	—	—	—	2,026	24	1,793	285	—	—	4,128
33 Judiciary	570	—	—	—	—	30	—	540	—	—	570
34 Crown Proceeding Act	—	—	—	—	—	—	—	—	—	—	—
35 Independent Investigations Office	145	—	—	—	—	—	—	—	—	—	—
Special Account(s)	363	—	—	—	—	—	—	363	—	—	363
Less: Transfer from Ministry Operations Vote	—	—	—	—	—	—	—	—	—	—	—
Total	5,930	—	—	—	2,026	54	1,793	1,188	—	—	5,061

GENERAL FUND CAPITAL EXPENDITURES ($000) continued

	Total										Total
	2016/17					Furniture				Roads,	2017/18
	Capital		Land		Specialized	and		Information	Tenant	Bridges, and	Capital
Vote and Special Account	Expenditures	Land	Improvements	Buildings	Equipment	Equipment	Vehicles	Systems	Improvements	Ferries	Expenditures
Ministry of Natural Gas Development
36 Ministry Operations	1	—	—	—	—	1	—	—	—	—	1
37 Housing	—	—	—	—	—	—	—	—	—	—	—
Special Account(s)	—	—	—	—	—	—	—	—	—	—	—
Total	1	—	—	—	—	1	—	—	—	—	1
Ministry of Public Safety and Solicitor General
38 Ministry Operations	16,342	—	—	—	1,634	17	519	11,606	—	—	13,776
Special Account(s)	—	—	—	—	—	—	—	—	—	—	—
Total	16,342	—	—	—	1,634	17	519	11,606	—	—	13,776
Ministry of Small Business and Red Tape Reduction
39 Ministry Operations	319	—	—	—	—	1	187	—	—	—	188
Ministry of Social Development and Social Innovation
40 Ministry Operations	4,034	—	—	—	—	114	86	3,528	500	—	4,228
Ministry of Technology, Innovation and Citizens’ Services
41 Ministry Operations	204,659	—	—	174,681	569	2,510	214	104,774	6,975	—	289,723
Ministry of Transportation and Infrastructure
42 Ministry Operations	4,072	—	—	—	625	10	1,688	—	—	—	2,323
43 Emergency Program Act	—	—	—	—	—	—	—	—	—	—	—
Total	4,072	—	—	—	625	10	1,688	—	—	—	2,323
Management of Public Funds and Debt
44 Management of Public Funds and Debt	—	—	—	—	—	—	—	—	—	—	—
Other Appropriations
45 Contingencies (All Ministries) and New Programs	93,373	—	—	4,103	—	—	—	70,000	—	—	74,103
46 Capital Funding	—	—	—	—	—	—	—	—	—	—	—
47 Commissions on Collection of Public Funds	—	—	—	—	—	—	—	—	—	—	—
48 Allowances for Doubtful Revenue Accounts	—	—	—	—	—	—	—	—	—	—	—
49 Tax Transfers	—	—	—	—	—	—	—	—	—	—	—
50 Auditor General for Local Government	—	—	—	—	—	—	—	—	—	—	—
51 Forest Practices Board	—	—	—	—	—	—	—	—	—	—	—
Total	93,373	—	—	4,103	—	—	—	70,000	—	—	74,103
Overall Total	433,597	—	24,349	181,684	9,384	3,144	16,290	221,125	7,475	55,367	518,818

OPERATING EXPENSES BY STANDARD OBJECT ($000)

STOB	Description	Total	Adjustments	Adjusted Total
50	Base Salaries	1,984,275	(19,518)[1]	1,964,757
51	Supplementary Salary Costs	30,261	—	30,261
52	Employee Benefits	1,048,829	(478,578)[2]	570,251
54	Legislative Salaries and Indemnities	19,867	—	19,867
	Salaries and Benefits	3,083,232	(498,096)	2,585,136
55	Boards, Commissions, and Courts - Fees and Expenses	15,337	—	15,337
57	Public Servant Travel	57,054	—	57,054
59	Centralized Management Support Services	72,915	(72,915)[3]	—
60	Professional Services	631,193	(1,255)[4]	629,938
63	Information Systems - Operating	414,585	(71,305)[4]	343,280
65	Office and Business Expenses	113,600	(11,312)[4]	102,288
67	Informational Advertising and Publications	10,760	—	10,760
68	Statutory Advertising and Publications	3,049	—	3,049
69	Utilities, Materials and Supplies	872,302	—	872,302
70	Operating Equipment and Vehicles	94,508	—	94,508
72	Non-Capital Roads and Bridges	1,206,630	—	1,206,630
73	Amortization	241,731	—	241,731
75	Building Occupancy Charges	326,645	(24,214)[4]	302,431
	Operating Costs	4,060,309	(181,001)	3,879,308
77	Transfers - Grants	870,948	(1,600)[5]	869,348
79	Transfers - Entitlements	22,946,777	—	22,946,777
80	Transfers - Shared Cost Arrangements	12,609,302	(29,098)[5]	12,580,204
	Government Transfers	36,427,027	(30,698)	36,396,329
81	Transfer Between Votes and Special Accounts	217,205	(217,205)[6]	—
83	Interest on the Public Debt	1,173,242	—	1,173,242
85	Other Expenses	2,505,823	(201,575)[4]	2,304,248
	Other Expenses	3,896,270	(418,780)	3,477,490
86	Recoveries Between Votes and Special Accounts	(217,205)	217,205 [6]	—
88	Recoveries Within the Consolidated Revenue Fund	(911,370)	911,370 [7]	—
	Internal Recoveries	(1,128,575)	1,128,575	—
89	Recoveries Within the Government Reporting Entity	(2,539,526)	—	(2,539,526)
90	Recoveries External to the Government Reporting Entity	(2,739,737)	—	(2,739,737)
	External Recoveries	(5,279,263)	—	(5,279,263)
	Net Operating Expenses	41,059,000	—	41,059,000

1         Recoveries between ministries for base salaries.

2         Recoveries from ministries by the BC Public Service Agency and between ministries for employee benefits.

3         Recoveries from ministries by the Office of the Premier, Finance, and Justice for centrally managed services such as legal services.

4         Recoveries between ministries for other centralized services such as banking charges, workplace and technology services, professional services, and other corporate services.

5         Recoveries between ministries for government transfers such as grants, entitlements, and shared cost arrangements.

6         Transfers between special accounts and votes in Agriculture; Community, Sport and Cultural Development; Education; Environment; Finance; Forests, Lands and Natural Resource Operations; Health; and Justice.

7         Recoveries for costs referred to in Notes 1, 2, 3, 4, and 5.

SPECIAL OFFICES, MINISTRIES AND OTHER APPROPRIATIONS

OPERATING EXPENSES

LEGISLATIVE ASSEMBLY

($000)

VOTE 1 Legislative Assembly

	Total
	2016/17					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Legislative Assembly	69,565	19,834	210	11,417	16,471	47,932	—	400	—	1,358	2,552	2,825	5	345	2,486
Members’ Services	36,075	779	—	6,880	15,729	23,388	—	98	—	224	221	262	—	95	—
Caucus Support Services	7,196	5,358	—	1,308	—	6,666	—	—	—	—	—	940	—	—	—
Office of the Speaker	382	196	—	39	—	235	—	6	—	15	4	80	—	—	—
Office of the Clerk	896	165	—	76	374	615	—	101	—	76	15	30	—	—	—
Clerk of the Committees	635	362	—	117	206	685	—	10	—	4	12	13	—	—	—
Legislative Operations	13,435	5,170	92	1,230	—	6,492	—	73	—	672	2,088	1,196	5	250	1,786
Sergeant-at-Arms	5,026	3,862	118	877	162	5,019	—	59	—	98	56	194	—	—	92
Hansard	3,818	2,478	—	534	—	3,012	—	42	—	225	106	72	—	—	429
Legislative Library	2,102	1,464	—	356	—	1,820	—	11	—	44	50	38	—	—	179

Total	69,565	19,834	210	11,417	16,471	47,932	—	400	—	1,358	2,552	2,825	5	345	2,486

LEGISLATIVE ASSEMBLY

($000)

VOTE 1 Legislative Assembly

																				Total
					Total				Total				Total			Total			Total	2017/18
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Legislative Assembly	45	—	1,550	855	12,421	20	—	—	20	—	—	22,445	22,445	—	(47)	(47)	(1)	(579)	(580)	82,191
Members’ Services	—	—	—	—	900	—	—	—	—	—	—	22,170	22,170	—	—	—	—	—	—	46,458
Caucus Support Services	—	—	—	—	940	—	—	—	—	—	—	—	—	—	—	—	—	—	—	7,606
Office of the Speaker	—	—	—	—	105	10	—	—	10	—	—	10	10	—	—	—	—	—	—	360
Office of the Clerk	—	—	—	—	222	—	—	—	—	—	—	30	30	—	—	—	—	—	—	867
Clerk of the Committees	—	—	—	—	39	—	—	—	—	—	—	—	—	—	—	—	—	—	—	724
Legislative Operations	30	—	1,550	850	8,500	10	—	—	10	—	—	235	235	—	(47)	(47)	(1)	(579)	(580)	14,610
Sergeant-at-Arms	15	—	—	—	514	—	—	—	—	—	—	—	—	—	—	—	—	—	—	5,533
Hansard	—	—	—	5	879	—	—	—	—	—	—	—	—	—	—	—	—	—	—	3,891
Legislative Library	—	—	—	—	322	—	—	—	—	—	—	—	—	—	—	—	—	—	—	2,142

Total	45	—	1,550	855	12,421	20	—	—	20	—	—	22,445	22,445	—	(47)	(47)	(1)	(579)	(580)	82,191

OFFICERS OF THE LEGISLATURE

($000)

VOTE 2 Auditor General

Description	Total 2016/17 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Auditor General	17,097	9,607	100	2,520	273	12,500	—	600	—	1,265	500	710	—	—	—

Total	17,097	9,607	100	2,520	273	12,500	—	600	—	1,265	500	710	—	—	—

VOTE 3 Conflict of Interest Commissioner

Description	Total 2016/17 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Conflict of Interest Commissioner	701	174	—	77	354	605	—	22	—	45	9	14	—	1	1

Total	701	174	—	77	354	605	—	22	—	45	9	14	—	1	1

VOTE 4 Elections BC

Description	Total 2016/17 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Elections BC	9,385	22,373	1,859	2,775	273	27,280	—	146	—	1,113	2,553	6,766	2,328	518	108

Total	9,385	22,373	1,859	2,775	273	27,280	—	146	—	1,113	2,553	6,766	2,328	518	108

VOTE 5 Information and Privacy Commissioner

Description	Total 2016/17 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69

Information and Privacy Commissioner	5,964	2,921	—	857	273	4,051	—	52	—	530	99	152	—	12	28

Total	5,964	2,921	—	857	273	4,051	—	52	—	530	99	152	—	12	28

VOTE 6 Merit Commissioner

Description	Total 2016/17 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Merit Commissioner	1,054	368	—	137	150	655	—	17	—	136	26	15	—	12	4

Total	1,054	368	—	137	150	655	—	17	—	136	26	15	—	12	4

OFFICERS OF THE LEGISLATURE

($000)

VOTE 2 Auditor General

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2017/18 Operating Expenses
Auditor General	—	—	275	1,420	4,770	69	—	—	69	—	—	—	—	—	—	—	—	—	—	17,339

Total	—	—	275	1,420	4,770	69	—	—	69	—	—	—	—	—	—	—	—	—	—	17,339

VOTE 3 Conflict of Interest Commissioner

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2017/18 Operating Expenses
Conflict of Interest Commissioner	12	—	1	22	127	—	—	—	—	—	—	11	11	—	—	—	—	—	—	743

Total	12	—	1	22	127	—	—	—	—	—	—	11	11	—	—	—	—	—	—	743

VOTE 4 Elections BC

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2017/18 Operating Expenses
Elections BC	31	—	625	4,681	18,869	—	—	—	—	—	—	5	5	—	—	—	—	—	—	46,154

Total	31	—	625	4,681	18,869	—	—	—	—	—	—	5	5	—	—	—	—	—	—	46,154

VOTE 5 Information and Privacy Commissioner

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2017/18 Operating Expenses
Information and Privacy Commissioner	—	—	39	621	1,533	—	—	—	—	—	—	483	483	—	(1)	(1)	(1)	(1)	(2)	6,064

Total	—	—	39	621	1,533	—	—	—	—	—	—	483	483	—	(1)	(1)	(1)	(1)	(2)	6,064

VOTE 6 Merit Commissioner

Description	70	72	73	75	Total Operating Costs	77	79	80	Total Govt Transfers	81	83	85	Total Other Expenses	86	88	Total Internal Recoveries	89	90	Total External Recoveries	Total 2017/18 Operating Expenses
Merit Commissioner	—	—	15	152	377	—	—	—	—	—	—	93	93	—	—	—	—	—	—	1,125

Total	—	—	15	152	377	—	—	—	—	—	—	93	93	—	—	—	—	—	—	1,125

OFFICERS OF THE LEGISLATURE

($000)

VOTE 7 Ombudsperson

Description	Total 2016/17 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Ombudsperson	7,117	4,465	57	1,198	273	5,993	—	60	—	73	214	247	60	22	41

Total	7,117	4,465	57	1,198	273	5,993	—	60	—	73	214	247	60	22	41

VOTE 8 Police Complaint Commissioner

Description	Total 2016/17 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Police Complaint Commissioner	3,428	1,461	5	439	273	2,178	—	52	—	440	63	70	—	1	11

Total	3,428	1,461	5	439	273	2,178	—	52	—	440	63	70	—	1	11

VOTE 9 Representative for Children and Youth

Description	Total 2016/17 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Representative for Children and Youth	8,830	4,691	100	1,248	273	6,312	—	300	—	437	500	421	—	—	7

Total	8,830	4,691	100	1,248	273	6,312	—	300	—	437	500	421	—	—	7

OFFICERS OF THE LEGISLATURE

($000)

VOTE 7 Ombudsperson

																					Total
					Total				Total				Total			Total				Total	2017/18
					Operating				Govt				Other			Internal				External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89		90	Recoveries	Expenses
Ombudsperson	—	—	50	774	1,541	—	—	—	—	—	—	—	—	—	(816)	(816)		—	(65)	(65)	6,653

Total	—	—	50	774	1,541	—	—	—	—	—	—	—	—	—	(816)	(816)		—	(65)	(65)	6,653

VOTE 8 Police Complaint Commissioner

																				Total
					Total				Total				Total			Total			Total	2017/18
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Police Complaint Commissioner	—	—	23	350	1,010	—	—	—	—	—	—	241	241	—	—	—	—	(1)	(1)	3,428

Total	—	—	23	350	1,010	—	—	—	—	—	—	241	241	—	—	—	—	(1)	(1)	3,428

VOTE 9 Representative for Children and Youth

																				Total
					Total				Total				Total			Total			Total	2017/18
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Representative for Children and Youth	8	—	43	920	2,636	5	—	—	5	—	—	20	20	—	(1)	(1)	(1)	(1)	(2)	8,970

Total	8	—	43	920	2,636	5	—	—	5	—	—	20	20	—	(1)	(1)	(1)	(1)	(2)	8,970

OFFICE OF THE PREMIER

($000)

VOTE 10 Office of the Premier

	Total
	2016/17					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Intergovernmental Relations Secretariat	2,453	2,047	9	505	—	2,561	—	71	8	37	42	546	—	—	1
Executive and Support Services	6,545	4,210	30	1,105	108	5,453	—	334	56	51	101	221	—	—	5
Premier’s Office	3,033	1,960	5	523	108	2,596	—	222	—	10	37	76	—	—	—
Executive Operations	3,512	2,250	25	582	—	2,857	—	112	56	41	64	145	—	—	5

Total	8,998	6,257	39	1,610	108	8,014	—	405	64	88	143	767	—	—	6

OFFICE OF THE PREMIER

($000)

VOTE 10 Office of the Premier

																				Total
					Total				Total				Total			Total			Total	2017/18
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Intergovernmental Relations Secretariat	5	—	—	6	716	450	—	235	685	—	—	2	2	—	(808)	(808)	—	(700)	(700)	2,456
Executive and Support Services	25	—	12	7	812	1	—	—	1	—	—	291	291	—	(1)	(1)	(1)	—	(1)	6,555
Premier’s Office	1	—	2	—	348	—	—	—	—	—	—	95	95	—	—	—	—	—	—	3,039
Executive Operations	24	—	10	7	464	1	—	—	1	—	—	196	196	—	(1)	(1)	(1)	—	(1)	3,516

Total	30	—	12	13	1,528	451	—	235	686	—	—	293	293	—	(809)	(809)	(1)	(700)	(701)	9,011

MINISTRY OF ABORIGINAL RELATIONS AND RECONCILIATION

($000)

VOTE 11 Ministry Operations

	Total
	2016/17					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Negotiations and Regional Operations	14,097	8,487	65	2,066	—	10,618	—	970	1,532	151	71	653	—	—	—
Strategic Partnerships and Initiatives Division	19,687	8,022	—	1,953	—	9,975	—	479	810	2,106	3	334	—	—	—
Executive and Support Services	5,427	1,566	—	402	54	2,022	35	185	458	—	381	263	—	—	8
Minister’s Office	581	257	—	83	54	394	—	85	—	—	—	13	—	—	—
Corporate Services	4,846	1,309	—	319	—	1,628	35	100	458	—	381	250	—	—	8

Total	39,211	18,075	65	4,421	54	22,615	35	1,634	2,800	2,257	455	1,250	—	—	8

VOTE 12 Treaty and Other Agreements Funding

	Total
	2016/17					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Treaty and Other Agreements Funding	41,949	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	41,949	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Special Account(s)

	Total
	2016/17					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
First Citizens Fund	1,650	—	—	—	—	—	—	—	—	—	—	—	—	—	—
First Nations Clean Energy Business Fund special account	2,962	107	—	26	—	133	—	—	—	—	—	—	—	—	—

Total	4,612	107	—	26	—	133	—	—	—	—	—	—	—	—	—

MINISTRY OF ABORIGINAL RELATIONS AND RECONCILIATION

($000)

VOTE 11 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2017/18
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Negotiations and Regional Operations	—	—	230	1	3,608	—	—	—	—	—	—	17	17	—	(1)	(1)	(1)	(57)	(58)	14,184
Strategic Partnerships and Initiatives Division	—	—	—	—	3,732	—	400	7,671	8,071	—	—	485	485	—	(501)	(501)	(1)	(401)	(402)	21,360
Executive and Support Services	—	—	—	—	1,330	—	—	—	—	—	—	1,997	1,997	—	(1)	(1)	(1)	(1)	(2)	5,346
Minister’s Office	—	—	—	—	98	—	—	—	—	—	—	89	89	—	—	—	—	—	—	581
Corporate Services	—	—	—	—	1,232	—	—	—	—	—	—	1,908	1,908	—	(1)	(1)	(1)	(1)	(2)	4,765

Total	—	—	230	1	8,670	—	400	7,671	8,071	—	—	2,499	2,499	—	(503)	(503)	(3)	(459)	(462)	40,890

VOTE 12 Treaty and Other Agreements Funding

																				Total
					Total				Total				Total			Total			Total	2017/18
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Treaty and Other Agreements Funding	—	—	—	—	—	—	—	53,801	53,801	—	—	—	—	—	(1)	(1)	(1)	(12,797)	(12,798)	41,002

Total	—	—	—	—	—	—	—	53,801	53,801	—	—	—	—	—	(1)	(1)	(1)	(12,797)	(12,798)	41,002

Special Account(s)

																				Total
					Total				Total				Total			Total			Total	2017/18
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
First Citizens Fund	—	—	—	—	—	—	—	1,850	1,850	—	—	—	—	—	—	—	—	—	—	1,850
First Nations Clean Energy Business Fund special account	—	—	—	—	—	—	—	7,092	7,092	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	7,222
Total
	—	—	—	—	—	—	—	8,942	8,942	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	9,072

MINISTRY OF ADVANCED EDUCATION

($000)

VOTE 13 Ministry Operations

	Total
	2016/17					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Educational Institutions and Organizations	1,856,886	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Student Services Programs	70,374	4,170	—	1,015	—	5,185	—	33	—	595	12	644	—	—	—
Private Training Institutions	1	2,208	1	537	—	2,746	30	50	22	250	40	30	—	—	—
Executive and Support Services	19,922	11,675	66	2,861	54	14,656	40	352	635	1,242	1,508	230	1,000	19	8
Minister’s Office	595	227	—	75	54	356	—	105	—	—	15	43	—	—	—
Corporate Services	19,327	11,448	66	2,786	—	14,300	40	247	635	1,242	1,493	187	1,000	19	8

Total	1,947,183	18,053	67	4,413	54	22,587	70	435	657	2,087	1,560	904	1,000	19	8

VOTE 14 Government Communications and Public Engagement

	Total
	2016/17					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Government Communications	26,658	16,030	100	3,962	—	20,092	—	295	24	760	891	950	3,537	—	38
Government Digital Experience	7,221	5,440	55	1,325	—	6,820	—	61	25	10	1,117	87	—	—	—

Total	33,879	21,470	155	5,287	—	26,912	—	356	49	770	2,008	1,037	3,537	—	38

MINISTRY OF ADVANCED EDUCATION

($000)

VOTE 13 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2017/18
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Educational Institutions and Organizations	—	—	—	—	—	12,860	1,916,137	27,204	1,956,201	—	—	1	1	—	(17,000)	(17,000)	(1)	(1)	(2)	1,939,200
Student Services Programs	—	—	—	—	1,284	51,482	7,600	6,518	65,600	—	—	9	9	—	—	—	(1)	(1)	(2)	72,076
Private Training Institutions	—	—	50	255	727	—	—	—	—	—	—	20	20	—	(1)	(1)	(1)	(3,490)	(3,491)	1
Executive and Support Services	9	—	938	—	5,981	—	—	—	—	—	—	323	323	—	(213)	(213)	(104)	(414)	(518)	20,229
Minister’s Office	—	—	—	—	163	—	—	—	—	—	—	76	76	—	—	—	—	—	—	595
Corporate Services	9	—	938	—	5,818	—	—	—	—	—	—	247	247	—	(213)	(213)	(104)	(414)	(518)	19,634

Total	9	—	988	255	7,992	64,342	1,923,737	33,722	2,021,801	—	—	353	353	—	(17,214)	(17,214)	(107)	(3,906)	(4,013)	2,031,506

VOTE 14 Government Communications and Public Engagement

																				Total
					Total				Total				Total			Total			Total	2017/18
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Government Communications	—	—	335	15	6,845	—	—	—	—	—	—	31	31	—	(178)	(178)	(42)	(61)	(103)	26,687
Government Digital Experience	—	—	370	12	1,682	—	—	—	—	—	—	15	15	—	(997)	(997)	(1)	(1)	(2)	7,518

Total	—	—	705	27	8,527	—	—	—	—	—	—	46	46	—	(1,175)	(1,175)	(43)	(62)	(105)	34,205

MINISTRY OF AGRICULTURE

($000)

VOTE 15 Ministry Operations

	Total
	2016/17					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Agriculture Science and Policy	16,455	10,549	22	2,569	—	13,140	—	604	—	2,727	106	676	—	—	847
Corporate Governance, Policy and Legislation	3,490	2,682	—	653	—	3,335	—	72	—	110	23	43	—	—	—
Plant and Animal Health	6,786	4,234	21	1,031	—	5,286	—	92	—	203	9	58	—	—	670
Food Safety and Inspection	6,178	3,633	1	885	—	4,519	—	275	—	491	74	90	—	—	50
Growing Forward	1	—	—	—	—	—	—	165	—	1,923	—	485	—	—	127
Business Development	40,202	10,714	79	2,639	—	13,432	—	321	—	1,756	1,050	380	40	—	92
Sector Development and Management Services	5,447	2,889	29	703	—	3,621	—	114	—	252	47	84	—	—	91
Innovation and Adaptation Services	11,641	2,581	—	628	—	3,209	—	57	—	449	18	96	—	—	—
Business Risk Management	23,114	5,244	50	1,308	—	6,602	—	150	—	1,055	985	200	40	—	1
BC Farm Industry Review Board	1,206	462	—	112	—	574	377	30	—	199	4	30	—	—	—
Executive and Support Services	6,996	906	—	240	54	1,200	—	137	443	71	611	468	—	—	—
Minister’s Office	506	235	—	77	54	366	—	87	—	—	9	14	—	—	—
Corporate Services	6,490	671	—	163	—	834	—	50	443	71	602	454	—	—	—

Total	64,859	22,631	101	5,560	54	28,346	377	1,092	443	4,753	1,771	1,554	40	—	939

VOTE 16 Agricultural Land Commission

	Total
	2016/17					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Agricultural Land Commission	4,524	1,867	—	454	—	2,321	794	188	28	525	239	69	—	21	26

Total	4,524	1,867	—	454	—	2,321	794	188	28	525	239	69	—	21	26

Special Account(s)

	Total
	2016/17					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Production Insurance Account	20,800	—	—	—	—	—	—	—	—	1,250	—	—	—	—	—

Total	20,800	—	—	—	—	—	—	—	—	1,250	—	—	—	—	—

MINISTRY OF AGRICULTURE

($000)

VOTE 15 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2017/18
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Agriculture Science and Policy	248	—	503	—	5,711	—	—	11,337	11,337	—	—	25	25	—	(3)	(3)	(4)	(13,863)	(13,867)	16,343
Corporate Governance, Policy and Legislation	—	—	—	—	248	—	—	—	—	—	—	7	7	—	(1)	(1)	(1)	(50)	(51)	3,538
Plant and Animal Health	248	—	485	—	1,765	—	—	338	338	—	—	8	8	—	(1)	(1)	(1)	(470)	(471)	6,925
Food Safety and Inspection	—	—	18	—	998	—	—	356	356	—	—	9	9	—	(1)	(1)	(1)	(1)	(2)	5,879
Growing Forward	—	—	—	—	2,700	—	—	10,643	10,643	—	—	1	1	—	—	—	(1)	(13,342)	(13,343)	1
Business Development	76	—	57	—	3,772	21,378	—	3,042	24,420	8,800	—	3,220	12,020	—	(3)	(3)	(3)	(10,549)	(10,552)	43,089
Sector Development and Management Services	4	—	—	—	592	87	—	2,062	2,149	—	—	5	5	—	(1)	(1)	(1)	(1)	(2)	6,364
Innovation and Adaptation Services	—	—	—	—	620	9,555	—	680	10,235	—	—	7	7	—	(1)	(1)	(1)	(235)	(236)	13,834
Business Risk Management	72	—	57	—	2,560	11,736	—	300	12,036	8,800	—	3,208	12,008	—	(1)	(1)	(1)	(10,313)	(10,314)	22,891
BC Farm Industry Review Board	—	—	1	—	641	—	—	—	—	—	—	2	2	—	(1)	(1)	(1)	(1)	(2)	1,214
Executive and Support Services	264	—	91	180	2,265	—	—	—	—	—	—	3,302	3,302	—	(1)	(1)	(1)	(1)	(2)	6,764
Minister’s Office	—	—	—	—	110	—	—	—	—	—	—	32	32	—	—	—	—	—	—	508
Corporate Services	264	—	91	180	2,155	—	—	—	—	—	—	3,270	3,270	—	(1)	(1)	(1)	(1)	(2)	6,256

Total	588	—	652	180	12,389	21,378	—	14,379	35,757	8,800	—	6,549	15,349	—	(8)	(8)	(9)	(24,414)	(24,423)	67,410

VOTE 16 Agricultural Land Commission

																				Total
					Total				Total				Total			Total			Total	2017/18
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Agricultural Land Commission	52	—	281	5	2,228	—	—	—	—	—	—	3	3	—	(1)	(1)	(1)	(1)	(2)	4,549

Total	52	—	281	5	2,228	—	—	—	—	—	—	3	3	—	(1)	(1)	(1)	(1)	(2)	4,549

Special Account(s)

																				Total
					Total				Total				Total			Total			Total	2017/18
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Production Insurance Account	—	—	—	—	1,250	—	—	—	—	—	—	20,751	20,751	—	—	—	—	(1)	(1)	22,000

Total	—	—	—	—	1,250	—	—	—	—	—	—	20,751	20,751	—	—	—	—	(1)	(1)	22,000

MINISTRY OF CHILDREN AND FAMILY DEVELOPMENT

($000)

VOTE 17 Ministry Operations

	Total
	2016/17					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Early Years Services	305,879	7,785	72	1,895	—	9,752	21	42	—	25	65	563	—	—	—
Services for Children and Youth with Special Needs	303,568	13,108	140	3,190	—	16,438	—	86	—	—	—	59	—	—	84
Child and Youth Mental Health Services	80,374	39,761	835	9,727	—	50,323	—	488	—	754	226	408	—	—	360
Child Safety, Family Support and Children in Care Services	536,918	112,814	3,765	27,562	—	144,141	—	1,440	9,417	—	15	137	—	22	85
Adoption Services	30,678	5,034	56	1,225	—	6,315	—	50	—	—	—	10	—	—	—
Youth Justice Services	45,157	27,304	769	6,646	—	34,719	—	256	—	27	6	102	—	—	949
Service Delivery Support	133,820	61,971	675	15,228	—	77,874	—	3,554	3,300	2,896	5,576	9,187	—	—	—
Executive and Support Services	14,766	9,597	31	2,363	69	12,060	—	358	15	50	10	818	—	—	—
Minister’s Office	602	269	—	92	69	430	—	48	—	—	8	6	—	—	—
Corporate Services	14,164	9,328	31	2,271	—	11,630	—	310	15	50	2	812	—	—	—

Total	1,451,160	277,374	6,343	67,836	69	351,622	21	6,274	12,732	3,752	5,898	11,284	—	22	1,478

MINISTRY OF CHILDREN AND FAMILY DEVELOPMENT

($000)

VOTE 17 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2017/18
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Early Years Services	—	—	70	—	786	400	119,891	198,828	319,119	—	—	16	16	—	(1)	(1)	(1)	(1)	(2)	329,670
Services for Children and Youth with Special Needs	20	—	—	—	249	—	18,141	298,837	316,978	—	—	26	26	—	(1)	(1)	(1)	(1,865)	(1,866)	331,824
Child and Youth Mental Health Services	106	—	—	1,404	3,746	—	144	45,635	45,779	—	—	219	219	—	(3,018)	(3,018)	(461)	(96)	(557)	96,492
Child Safety, Family Support and Children in Care Services	8	—	—	102	11,226	—	38,579	457,670	496,249	—	—	910	910	—	(1)	(1)	(161)	(49,004)	(49,165)	603,360
Adoption Services	—	—	—	—	60	—	116	24,706	24,822	—	—	9	9	—	(1)	(1)	(1)	(1)	(2)	31,203
Youth Justice Services	133	—	—	—	1,473	—	300	27,499	27,799	—	—	56	56	—	(1)	(1)	(1)	(17,984)	(17,985)	46,061
Service Delivery Support	2,119	—	1,371	3,082	31,085	—	—	5,738	5,738	—	—	27,796	27,796	—	(1)	(1)	(1)	(226)	(227)	142,265
Executive and Support Services	—	—	—	27	1,278	—	—	581	581	—	—	1,810	1,810	—	(1)	(1)	(1)	(680)	(681)	15,047
Minister’s Office	—	—	—	—	62	—	—	—	—	—	—	110	110	—	—	—	—	—	—	602
Corporate Services	—	—	—	27	1,216	—	—	581	581	—	—	1,700	1,700	—	(1)	(1)	(1)	(680)	(681)	14,445

Total	2,386	—	1,441	4,615	49,903	400	177,171	1,059,494	1,237,065	—	—	30,842	30,842	—	(3,025)	(3,025)	(628)	(69,857)	(70,485)	1,595,922

MINISTRY OF COMMUNITY, SPORT AND CULTURAL DEVELOPMENT

($000)

VOTE 18 Ministry Operations

	Total
	2016/17					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Local Government	179,455	7,275	73	1,771	—	9,119	—	184	551	2,382	162	254	—	2	6,425
Local Government Services and Transfers	173,872	6,087	57	1,482	—	7,626	—	179	524	619	125	198	—	2	—
University Endowment Lands	5,583	1,188	16	289	—	1,493	—	5	27	1,763	37	56	—	—	6,425
Community and Legislative Services	2,214	2,653	6	646	—	3,305	962	60	29	160	193	264	—	—	10
Community and Legislative Services	891	812	2	198	—	1,012	—	43	—	140	10	86	—	—	10
Community Gaming Grants	822	1,211	4	295	—	1,510	—	4	—	—	33	19	—	—	—
Assessment Services	1	240	—	58	—	298	962	10	20	20	150	157	—	—	—
Assessment Policy and Support	500	390	—	95	—	485	—	3	9	—	—	2	—	—	—
Arts, Culture and Sport	46,867	2,481	6	604	—	3,091	45	79	6	218	95	156	—	—	—
Sport	20,632	920	—	224	—	1,144	—	22	5	5	12	74	—	—	—
Arts and Cultural Development	26,235	1,561	6	380	—	1,947	45	57	1	213	83	82	—	—	—
Transfers to Crown Corporations and Agencies	11,866	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Royal British Columbia Museum	11,866	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	6,356	4,290	40	1,064	54	5,448	—	157	32	120	300	288	—	—	7
Minister’s Office	572	297	—	92	54	443	—	95	—	—	6	9	—	—	—
Corporate Services	5,784	3,993	40	972	—	5,005	—	62	32	120	294	279	—	—	7

Total	246,758	16,699	125	4,085	54	20,963	1,007	480	618	2,880	750	962	—	2	6,442

Special Account(s)

	Total
	2016/17					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
BC Arts and Culture Endowment special account	2,500	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Physical Fitness and Amateur Sports Fund	1,700	—	—	—	—	—	—	—	—	—	—	—	—	—	—
University Endowment Lands Administration Account	8,442	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	12,642	—	—	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF COMMUNITY, SPORT AND CULTURAL DEVELOPMENT

($000)

VOTE 18 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2017/18
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Local Government	206	—	81	—	10,247	159,706	1,123	136,942	297,771	—	—	13	13	(10,442)	(1)	(10,443)	(1,000)	(70,905)	(71,905)	234,802
Local Government Services and Transfers	—	—	81	—	1,728	159,706	1,123	129,622	290,451	—	—	11	11	—	(1)	(1)	—	(70,605)	(70,605)	229,210
University Endowment Lands	206	—	—	—	8,519	—	—	7,320	7,320	—	—	2	2	(10,442)	—	(10,442)	(1,000)	(300)	(1,300)	5,592
Community and Legislative Services	—	—	4	—	1,682	140,000	—	—	140,000	—	—	4	4	—	(301)	(301)	(1,321)	(140,401)	(141,722)	2,968
Community and Legislative Services	—	—	—	—	289	—	—	—	—	—	—	2	2	—	(1)	(1)	(1)	(401)	(402)	900
Community Gaming Grants	—	—	—	—	56	140,000	—	—	140,000	—	—	1	1	—	—	—	—	(140,000)	(140,000)	1,567
Assessment Services	—	—	4	—	1,323	—	—	—	—	—	—	—	—	—	(300)	(300)	(1,320)	—	1,320)	1
Assessment Policy and Support	—	—	—	—	14	—	—	—	—	—	—	1	1	—	—	—	—	—	—	500
Arts, Culture and Sport	—	—	—	—	599	26,200	—	18,220	44,420	—	—	7	7	(2)	(1)	(3)	(1)	(476)	(477)	47,637
Sport	—	—	—	—	118	6,029	—	14,557	20,586	—	—	3	3	(1)	(1)	(2)	(1)	(476)	(477)	21,372
Arts and Cultural Development	—	—	—	—	481	20,171	—	3,663	23,834	—	—	4	4	(1)	—	(1)	—	—	—	26,265
Transfers to Crown Corporations and Agencies	—	—	—	—	—	—	—	11,866	11,866	—	—	—	—	—	—	—	—	—	—	11,866
Royal British Columbia Museum	—	—	—	—	—	—	—	11,866	11,866	—	—	—	—	—	—	—	—	—	—	11,866
Executive and Support Services	16	—	42	7	969	—	—	—	—	—	—	26	26	—	(1)	(1)	(1)	—	(1)	6,441
Minister’s Office	3	—	—	—	113	—	—	—	—	—	—	16	16	—	—	—	—	—	—	572
Corporate Services	13	—	42	7	856	—	—	—	—	—	—	10	10	—	(1)	(1)	(1)	—	(1)	5,869

Total	222	—	127	7	13,497	325,906	1,123	167,028	494,057	—	—	50	50	(10,444)	(304)	(10,748)	(2,323)	(211,782)	(214,105)	303,714

Special Account(s)

																				Total
					Total				Total				Total			Total			Total	2017/18
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
BC Arts and Culture Endowment special account	—	—	—	—	—	2,499	—	—	2,499	1	—	—	1	—	—	—	—	—	—	2,500
Physical Fitness and Amateur Sports Fund	—	—	—	—	—	—	—	1,699	1,699	1	—	—	1	—	—	—	—	—	—	1,700
University Endowment Lands Administration Account	—	—	—	—	—	—	—	—	—	10,442	—	—	10,442	—	—	—	—	—	—	10,442

Total	—	—	—	—	—	2,499	—	1,699	4,198	10,444	—	—	10,444	—	—	—	—	—	—	14,642

MINISTRY OF EDUCATION

($000)

VOTE 19 Ministry Operations

	Total
	2016/17					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Public Schools	5,087,660	—	—	—	—	—	—	—	—	—	11,089	—	—	—	—
Public Schools Instruction	4,672,375	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Public Schools Administration	315,285	—	—	—	—	—	—	—	—	—	11,089	—	—	—	—
Learning Improvement Fund	100,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Independent Schools	358,100	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Transfers to Other Partners	82,275	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	43,211	20,719	9	5,073	54	25,855	13	1,208	1,320	6,750	6,207	2,842	773	802	24
Minister’s Office	569	230	—	76	54	360	—	70	—	—	6	7	—	—	—
Education and Corporate Services	42,642	20,489	9	4,997	—	25,495	13	1,138	1,320	6,750	6,201	2,835	773	802	24

Total	5,571,246	20,719	9	5,073	54	25,855	13	1,208	1,320	6,750	17,296	2,842	773	802	24

Special Account(s)

	Total
	2016/17					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
British Columbia Training and Education Savings Program	30,001	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Teachers Act Special Account	7,607	3,814	—	928	—	4,742	215	36	500	427	271	583	90	—	—

Total	37,608	3,814	—	928	—	4,742	215	36	500	427	271	583	90	—	—

MINISTRY OF EDUCATION

($000)

VOTE 19 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2017/18
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Public Schools	—	—	—	—	11,089	131,556	5,180,070	65,248	5,376,874	—	—	1	1	—	(1)	(1)	(5,000)	(12,000)	(17,000)	5,370,963
Public Schools Instruction	—	—	—	—	—	90,191	4,774,356	59,128	4,923,675	—	—	1	1	—	(1)	(1)	—	(12,000)	(12,000)	4,911,675
Public Schools Administration	—	—	—	—	11,089	41,365	305,714	6,120	353,199	—	—	—	—	—	—	—	(5,000)	—	(5,000)	359,288
Learning Improvement Fund	—	—	—	—	—	—	100,000	—	100,000	—	—	—	—	—	—	—	—	—	—	100,000
Independent Schools	—	—	—	—	—	—	383,400	—	383,400	—	—	—	—	—	—	—	—	(200)	(200)	383,200
Transfers to Other Partners	—	—	—	—	—	50,456	33,175	8,600	92,231	—	—	—	—	—	—	—	(350)	(5,406)	(5,756)	86,475
Executive and Support Services	—	—	2,818	—	22,757	800	—	1,950	2,750	—	—	1,219	1,219	(1)	(644)	(645)	(961)	(6,737)	(7,698)	44,238
Minister’s Office	—	—	—	—	83	—	—	—	—	—	—	128	128	—	—	—	—	—	—	571
Education and Corporate Services	—	—	2,818	—	22,674	800	—	1,950	2,750	—	—	1,091	1,091	(1)	(644)	(645)	(961)	(6,737)	(7,698)	43,667

Total	—	—	2,818	—	33,846	182,812	5,596,645	75,798	5,855,255	—	—	1,220	1,220	(1)	(645)	(646)	(6,311)	(24,343)	(30,654)	5,884,876

																				Total
					Total				Total				Total			Total			Total	2017/18
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
British Columbia Training and Education Savings Program	—	—	—	—	—	—	30,000	—	30,000	1	—	—	1	—	—	—	—	—	—	30,001
Teachers Act Special Account	—	—	—	660	2,782	—	—	—	—	—	—	96	96	—	—	—	—	—	—	7,620

Total	—	—	—	660	2,782	—	30,000	—	30,000	1	—	96	97	—	—	—	—	—	—	37,621

MINISTRY OF ENERGY AND MINES

($000)

VOTE 20 Ministry Operations

	Total
	2016/17					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Mines and Mineral Resources	16,939	15,118	1,482	3,680	—	20,280	50	1,209	—	1,975	240	492	—	—	87
Electricity and Alternative Energy	2,967	2,159	—	526	—	2,685	—	95	—	113	47	57	—	—	—
Executive and Support Services	6,082	2,166	20	547	54	2,787	—	112	546	303	423	679	—	—	—
Minister’s Office	522	293	—	91	54	438	—	47	—	—	9	15	—	—	—
Corporate Services	5,560	1,873	20	456	—	2,349	—	65	546	303	414	664	—	—	—

Total	25,988	19,443	1,502	4,753	54	25,752	50	1,416	546	2,391	710	1,228	—	—	87

Special Account(s)

	Total
	2016/17					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Innovative Clean Energy Fund special account	2,299	859	—	210	—	1,069	—	5	—	20	—	5	—	—	—

Total	2,299	859	—	210	—	1,069	—	5	—	20	—	5	—	—	—

MINISTRY OF ENERGY AND MINES

($000)

VOTE 20 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2017/18
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Mines and Mineral Resources	100	—	—	—	4,153	—	—	175	175	—	—	24	24	—	(1)	(1)	(1)	(3,000)	(3,001)	21,630
Electricity and Alternative Energy	—	—	—	—	312	—	—	40,000	40,000	—	—	4	4	—	(1)	(1)	(1)	(1)	(2)	42,998
Executive and Support Services	316	—	516	403	3,298	—	—	—	—	—	—	1,252	1,252	—	(2)	(2)	(2)	(2)	(4)	7,331
Minister’s Office	—	—	—	—	71	—	—	—	—	—	—	16	16	—	(1)	(1)	(1)	(1)	(2)	522
Corporate Services	316	—	516	403	3,227	—	—	—	—	—	—	1,236	1,236	—	(1)	(1)	(1)	(1)	(2)	6,809

Total	416	—	516	403	7,763	—	—	40,175	40,175	—	—	1,280	1,280	—	(4)	(4)	(4)	(3,003)	(3,007)	71,959

Special Account(s)

																				Total
					Total				Total				Total			Total			Total	2017/18
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Innovative Clean Energy Fund special account	—	—	—	—	30	—	—	1,203	1,203	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	2,299

Total	—	—	—	—	30	—	—	1,203	1,203	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	2,299

MINISTRY OF ENVIRONMENT

($000)

VOTE 21 Ministry Operations

	Total
	2016/17					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Environmental Protection	8,560	19,227	294	4,780	—	24,301	—	893	—	1,103	222	1,070	—	—	381
Environmental Sustainability	22,687	12,403	42	3,019	—	15,464	—	705	—	4,044	323	248	—	—	710
BC Parks	31,158	17,084	131	4,220	—	21,435	—	614	—	350	162	738	—	18	7,061
Conservation Officer Service	15,284	10,229	45	2,546	—	12,820	—	624	—	336	513	282	—	—	430
Climate Action	17,526	3,655	—	890	—	4,545	—	124	—	1,618	1,100	7,110	—	—	10
Executive and Support Services	21,967	3,109	41	776	54	3,980	—	110	1,450	75	1,136	1,476	—	—	47
Minister’s Office	566	289	—	90	54	433	—	75	—	—	—	12	—	—	—
Corporate Services	21,401	2,820	41	686	—	3,547	—	35	1,450	75	1,136	1,464	—	—	47

Total	117,182	65,707	553	16,231	54	82,545	—	3,070	1,450	7,526	3,456	10,924	—	18	8,639

VOTE 22 Environmental Assessment Office

	Total
	2016/17					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Environmental Assessment Office	11,828	7,076	62	1,729	—	8,867	1	456	600	927	150	146	—	—	3

Total	11,828	7,076	62	1,729	—	8,867	1	456	600	927	150	146	—	—	3

Special Account(s)

	Total
	2016/17					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Park Enhancement Fund special account	1,800	—	—	—	—	—	—	—	—	1,800	—	—	—	—	—
Sustainable Environment Fund	18,935	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	20,735	—	—	—	—	—	—	—	—	1,800	—	—	—	—	—

MINISTRY OF ENVIRONMENT

($000)

VOTE 21 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2017/18
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Environmental Protection	688	—	128	14	4,499	100	—	428	528	—	—	34	34	(17,630)	(1)	(17,631)	(1)	(199)	(200)	11,531
Environmental Sustainability	252	—	1,039	4	7,325	190	—	3,379	3,569	—	—	25	25	—	(151)	(151)	(25)	(3,477)	(3,502)	22,730
BC Parks	244	—	8,690	—	17,877	10,000	—	150	10,150	—	—	39	39	—	(1)	(1)	(1)	(233)	(234)	49,266
Conservation Officer Service	332	—	240	—	2,757	—	—	—	—	—	—	21	21	—	(1)	(1)	(1)	(120)	(121)	15,476
Climate Action	—	—	10	—	9,972	5,400	—	—	5,400	—	—	6	6	(1,305)	(2,000)	(3,305)	(1)	(82)	(83)	16,535
Executive and Support Services	1,808	—	2,634	199	8,935	60	—	—	60	—	—	10,097	10,097	—	(1)	(1)	(1)	(1)	(2)	23,069
Minister’s Office	—	—	—	—	87	—	—	—	—	—	—	45	45	—	—	—	—	—	—	565
Corporate Services	1,808	—	2,634	199	8,848	60	—	—	60	—	—	10,052	10,052	—	(1)	(1)	(1)	(1)	(2)	22,504

Total	3,324	—	12,741	217	51,365	15,750	—	3,957	19,707	—	—	10,222	10,222	(18,935)	(2,155)	(21,090)	(30)	(4,112)	(4,142)	138,607

VOTE 22 Environmental Assessment Office

																				Total
					Total				Total				Total			Total			Total	2017/18
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Environmental Assessment Office	2	—	5	1	2,291	700	—	900	1,600	—	—	14	14	—	(1)	(1)	(1)	(900)	(901)	11,870

Total	2	—	5	1	2,291	700	—	900	1,600	—	—	14	14	—	(1)	(1)	(1)	(900)	(901)	11,870

Special Account(s)

																				Total
					Total				Total				Total			Total			Total	2017/18
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Park Enhancement Fund special account	—	—	—	—	1,800	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,800
Sustainable Environment Fund	—	—	—	—	—	—	—	—	—	18,935	—	—	18,935	—	—	—	—	—	—	18,935

Total	—	—	—	—	1,800	—	—	—	—	18,935	—	—	18,935	—	—	—	—	—	—	20,735

MINISTRY OF FINANCE

($000)

VOTE 23 Ministry Operations

	Total
	2016/17					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Treasury Board Staff	6,691	4,957	57	1,207	—	6,221	—	35	72	152	118	87	—	86	—
Office of the Comptroller General	18,605	9,468	154	2,305	—	11,927	5	38	116	29	7,712	343	—	12	—
Treasury	1	6,321	46	1,589	—	7,956	—	49	180	840	3,519	815	—	—	—
Revenue Division	82,925	46,934	818	11,424	—	59,176	—	1,068	3,119	52,671	5,858	10,490	4	5	17
Policy and Legislation	4,964	19,499	155	4,746	—	24,400	101	474	1,426	2,888	465	1,467	—	2	—
Policy and Legislation	4,963	3,606	12	878	—	4,496	—	125	741	128	19	447	—	1	—
Financial Institutions Commission	1	14,134	136	3,440	—	17,710	101	325	559	2,410	368	912	—	1	—
Office of the Superintendent of Real Estate	—	1,759	7	428	—	2,194	—	24	126	350	78	108	—	—	—
Public Sector Employers’ Council Secretariat	16,634	1,745	6	425	—	2,176	—	60	65	25	78	51	—	—	—
Corporate Information and Records Management Office	15,307	14,852	44	3,615	—	18,511	—	46	406	4,219	1,180	398	—	—	—
Internal Audit and Crown Governance	2,801	2,864	20	697	—	3,581	—	54	2	10	32	68	—	—	—
Board Resourcing and Development Office	449	322	1	86	—	409	—	9	—	—	12	16	—	—	—
Executive and Support Services	30,569	9,383	28	2,326	54	11,791	—	779	53	15,504	604	187	773	—	13
Minister’s Office	726	457	3	131	54	645	—	28	—	—	9	20	—	—	—
Corporate Services	29,843	8,926	25	2,195	—	11,146	—	751	53	15,504	595	167	773	—	13

Total	178,946	116,345	1,329	28,420	54	146,148	106	2,612	5,439	76,338	19,578	13,922	777	105	30

VOTE 24 Gaming Policy and Enforcement

	Total
	2016/17					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Gaming Policy and Enforcement	19,055	9,944	72	2,420	—	12,436	—	472	333	312	517	621	—	120	2
Gaming Policy and Enforcement Operations	19,054	9,944	72	2,420	—	12,436	—	472	333	312	517	621	—	120	2
Distribution of Gaming Proceeds	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	19,055	9,944	72	2,420	—	12,436	—	472	333	312	517	621	—	120	2

MINISTRY OF FINANCE

($000)

VOTE 23 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2017/18
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Treasury Board Staff	—	—	43	—	593	—	—	—	—	—	—	19	19	—	(125)	(125)	(1)	(6)	(7)	6,701
Office of the Comptroller General	—	—	271	—	8,526	—	—	—	—	—	—	20	20	—	(1,688)	(1,688)	(58)	(1)	(59)	18,726
Treasury	—	—	384	1	5,788	—	—	—	—	—	—	27,806	27,806	—	(10,743)	(10,743)	(1,135)	(29,671)	(30,806)	1
Revenue Division	111	—	7,212	55	80,610	—	600	4,627	5,227	—	—	40,935	40,935	—	(1,566)	(1,566)	(1)	(94,619)	(94,620)	89,762
Policy and Legislation	45	—	—	1,594	8,462	—	—	—	—	—	—	518	518	—	(1,165)	(1,165)	(1)	(25,907)	(25,908)	6,307
Policy and Legislation	30	—	—	—	1,491	—	—	—	—	—	—	301	301	—	(1,165)	(1,165)	(1)	(150)	(151)	4,972
Financial Institutions Commission	14	—	—	1,413	6,103	—	—	—	—	—	—	210	210	—	—	—	—	(22,689)	(22,689)	1,334
Office of the Superintendent of Real Estate	1	—	—	181	868	—	—	—	—	—	—	7	7	—	—	—	—	(3,068)	(3,068)	1
Public Sector Employers’ Council Secretariat	—	—	—	—	279	15,788	—	—	15,788	—	—	15	15	—	(1,600)	(1,600)	(1)	(20)	(21)	16,637
Corporate Information and Records Management Office	—	—	214	—	6,463	—	—	—	—	—	—	45	45	—	(4,775)	(4,775)	(1,013)	(280)	(1,293)	18,951
Internal Audit and Crown Governance	—	—	—	—	166	—	—	—	—	—	—	8	8	—	(800)	(800)	(149)	(1)	(150)	2,805
Board Resourcing and Development Office	—	—	—	—	37	—	—	—	—	—	—	8	8	—	(1)	(1)	(1)	(1)	(2)	451
Executive and Support Services	12	—	5	1	17,931	170	—	—	170	—	—	346	346	—	(788)	(788)	(1)	(1)	(2)	29,448
Minister’s Office	—	—	—	—	57	—	—	—	—	—	—	24	24	—	—	—	—	—	—	726
Corporate Services	12	—	5	1	17,874	170	—	—	170	—	—	322	322	—	(788)	(788)	(1)	(1)	(2)	28,722

Total	168	—	8,129	1,651	128,855	15,958	600	4,627	21,185	—	—	69,720	69,720	—	(23,251)	(23,251)	(2,361)	(150,507)	(152,868)	189,789

VOTE 24 Gaming Policy and Enforcement

																				Total
					Total				Total				Total			Total			Total	2017/18
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Gaming Policy and Enforcement	8	—	444	—	2,829	11,800	—	110,705	122,505	—	—	49	49	—	(1)	(1)	—	(118,672)	(118,672)	19,146
Gaming Policy and Enforcement Operations	8	—	444	—	2,829	—	—	7,605	7,605	—	—	49	49	—	(1)	(1)	—	(3,773)	(3,773)	19,145
Distribution of Gaming Proceeds	—	—	—	—	—	11,800	—	103,100	114,900	—	—	—	—	—	—	—	—	(114,899)	(114,899)	1

Total	8	—	444	—	2,829	11,800	—	110,705	122,505	—	—	49	49	—	(1)	(1)	—	(118,672)	(118,672)	19,146

MINISTRY OF FINANCE

($000)

VOTE 25 BC Public Service Agency

	Total
	2016/17					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
BC Public Service Agency	50,861	24,213	213	5,894	—	30,320	—	930	186	1,183	20,217	2,184	280	—	—
Business Performance	22,056	2,399	10	584	—	2,993	—	76	55	30	19,719	109	—	—	—
Service Operations	12,540	9,765	120	2,377	—	12,262	—	164	—	29	108	139	—	—	—
Talent Management	10,632	8,187	74	1,993	—	10,254	—	423	—	1,066	211	1,652	280	—	—
Employee Relations	3,815	2,794	1	680	—	3,475	—	255	125	—	43	124	—	—	—
Corporate Services	1,818	1,068	8	260	—	1,336	—	12	6	58	136	160	—	—	—

Total	50,861	24,213	213	5,894	—	30,320	—	930	186	1,183	20,217	2,184	280	—	—

VOTE 26 Benefits

	Total
	2016/17					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Benefits	1	7,043	—	498,401	—	505,444	—	187	2,120	966	55	240	—	—	—
Pension Contribution and Retirement Benefits	289,523	—	—	313,133	—	313,133	—	—	—	—	—	—	—	—	—
Employee Health Benefits	114,920	—	—	180,234	—	180,234	—	—	—	—	—	—	—	—	—
Long Term Disability	33,778	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Other Benefits	5,198	—	—	3,320	—	3,320	—	—	2,120	250	—	—	—	—	—
Benefits Administration	7,277	7,043	—	1,714	—	8,757	—	187	—	716	55	240	—	—	—
Recoveries	(450,695)	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1	7,043	—	498,401	—	505,444	—	187	2,120	966	55	240	—	—	—

Special Account(s)

	Total
	2016/17					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Housing Priority Initiatives special account	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Insurance and Risk Management Account	4,178	3,351	5	816	—	4,172	—	100	1,070	669	518	162	—	—	—
Long Term Disability Fund special account	—	—	—	61,927	—	61,927	—	—	—	540	—	—	—	—	—
Provincial Home Acquisition Wind Up special account	10	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	4,188	3,351	5	62,743	—	66,099	—	100	1,070	1,209	518	162	—	—	—

MINISTRY OF FINANCE

($000)

VOTE 25 BC Public Service Agency

					Total				Total				Total			Total			Total	Total 2017/18
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
BC Public Service Agency	—	—	495	93	25,568	—	—	—	—	—	—	6,368	6,368	(200)	(9,497)	(9,697)	(628)	(912)	(1,540)	51,019
Business Performance	—	—	493	10	20,492	—	—	—	—	—	—	14	14	—	(20)	(20)	(603)	(816)	(1,419)	22,060
Service Operations	—	—	—	—	440	—	—	—	—	—	—	45	45	—	(45)	(45)	(25)	(25)	(50)	12,652
Talent Management	—	—	—	83	3,715	—	—	—	—	—	—	6,178	6,178	—	(9,429)	(9,429)	—	(65)	(65)	10,653
Employee Relations	—	—	—	—	547	—	—	—	—	—	—	9	9	(200)	(3)	(203)	—	(6)	(6)	3,822
Corporate Services	—	—	2	—	374	—	—	—	—	—	—	122	122	—	—	—	—	—	—	1,832

Total	—	—	495	93	25,568	—	—	—	—	—	—	6,368	6,368	(200)	(9,497)	(9,697)	(628)	(912)	(1,540)	51,019

VOTE 26 Benefits

																				Total
					Total				Total				Total			Total			Total	2017/18
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Benefits	—	—	—	—	3,568	—	—	350	350	35,474	—	22	35,496	(2,367)	(474,097)	(476,464)	(12,020)	(56,373)	(68,393)	1
Pension Contribution and Retirement Benefits	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(2,062)	(5,019)	(7,081)	306,052
Employee Health Benefits	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(9,551)	(49,993)	(59,544)	120,690
Long Term Disability	—	—	—	—	—	—	—	—	—	35,474	—	—	35,474	—	—	—	(238)	(610)	(848)	34,626
Other Benefits	—	—	—	—	2,370	—	—	—	—	—	—	—	—	(100)	—	(100)	(38)	(192)	(230)	5,360
Benefits Administration	—	—	—	—	1,198	—	—	350	350	—	—	22	22	(2,267)	(48)	(2,315)	(131)	(559)	(690)	7,322
Recoveries	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(474,049)	(474,049)	—	—	—	(474,049)

Total	—	—	—	—	3,568	—	—	350	350	35,474	—	22	35,496	(2,367)	(474,097)	(476,464)	(12,020)	(56,373)	(68,393)	1

Special Account(s)

																				Total
					Total				Total				Total			Total			Total	2017/18
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Housing Priority Initiatives special account	—	—	—	—	—	88,200	—	—	88,200	—	—	—	—	—	—	—	—	—	—	88,200
Insurance and Risk Management Account	4,150	—	391	—	7,060	—	—	—	—	—	—	42,379	42,379	—	(47,080)	(47,080)	(2,200)	(151)	(2,351)	4,180
Long Term Disability Fund special account	—	—	—	—	540	—	—	—	—	2,567	—	25	2,592	—	(88)	(88)	(348)	(7,038)	(7,386)	57,585
Provincial Home Acquisition Wind Up special account	—	—	—	—	—	—	—	—	—	—	—	10	10	—	—	—	—	—	—	10

Total	4,150	—	391	—	7,600	88,200	—	—	88,200	2,567	—	42,414	44,981	—	(47,168)	(47,168)	(2,548)	(7,189)	(9,737)	149,975

MINISTRY OF FORESTS, LANDS AND NATURAL RESOURCE OPERATIONS

($000)

VOTE 27 Ministry Operations

	Total
	2016/17					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Integrated Resource Operations	59,237	35,864	182	8,728	—	44,774	—	1,315	—	4,683	565	1,471	—	4	3,395
Resource Stewardship	107,624	21,082	130	5,132	—	26,344	—	956	—	76,790	259	1,080	—	7	3,757
Tenures, Competitiveness and Innovation	38,958	8,055	86	1,961	—	10,102	—	383	—	15,180	101	224	—	—	7
Timber Operations, Pricing and First Nations	24,282	6,571	44	1,599	—	8,214	—	274	—	599	30	67	—	—	20
Regional Operations	126,837	96,553	902	23,501	—	120,956	—	2,691	95	4,257	448	2,278	—	17	936
Executive and Support Services	69,223	38,980	321	9,513	54	48,868	—	521	5,734	424	8,170	2,266	—	—	1,132
Ministers’ Offices	690	264	—	84	54	402	—	102	—	—	17	25	—	—	—
Corporate Services	68,533	38,716	321	9,429	—	48,466	—	419	5,734	424	8,153	2,241	—	—	1,132

Total	426,161	207,105	1,665	50,434	54	259,258	—	6,140	5,829	101,933	9,573	7,386	—	28	9,247

VOTE 28 Fire Management

	Total
	2016/17					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Fire Management	63,164	30,674	4,247	7,466	—	42,387	—	1,261	1,000	3,437	145	577	—	149	7,882

Total	63,164	30,674	4,247	7,466	—	42,387	—	1,261	1,000	3,437	145	577	—	149	7,882

Special Account(s)

	Total
	2016/17					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
BC Timber Sales Account	181,659	19,451	188	4,735	—	24,374	—	549	—	65,650	579	590	—	20	850
Crown Land special account	20	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Forest Stand Management Fund	—	—	—	—	—	—	—	40	—	1,386	—	10	—	—	110

Total	181,679	19,451	188	4,735	—	24,374	—	589	—	67,036	579	600	—	20	960

MINISTRY OF FORESTS, LANDS AND NATURAL RESOURCE OPERATIONS

($000)

VOTE 27 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2017/18
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Integrated Resource Operations	1,019	—	786	606	13,844	—	—	4,463	4,463	—	—	99	99	(1)	(585)	(586)	(1)	(1,935)	(1,936)	60,658
Resource Stewardship	2,276	10	39	55	85,229	460	—	1,020	1,480	15,799	—	47,567	63,366	(100)	(493)	(593)	(1)	(59,547)	(59,548)	116,278
Tenures, Competitiveness and Innovation	18	—	5	—	15,918	25,010	—	3,035	28,045	—	—	763	763	(1)	(1)	(2)	(751)	(12,000)	(12,751)	42,075
Timber Operations, Pricing and First Nations	86	9,999	5,477	—	16,552	—	—	81	81	—	—	12	12	(400)	(1)	(401)	(1)	(1)	(2)	24,456
Regional Operations	1,843	413	407	4	13,389	2,142	—	10,420	12,562	—	—	191	191	(1,504)	(535)	(2,039)	—	(5,212)	(5,212)	139,847
Executive and Support Services	5,815	—	21,777	333	46,172	—	—	—	—	1	—	2,019	2,020	(6,898)	(16,178)	(23,076)	(429)	(1)	(430)	73,554
Ministers’ Offices	—	—	—	—	144	—	—	—	—	—	—	144	144	—	—	—	—	—	—	690
Corporate Services	5,815	—	21,777	333	46,028	—	—	—	—	1	—	1,875	1,876	(6,898)	(16,178)	(23,076)	(429)	(1)	(430)	72,864

Total	11,057	10,422	28,491	998	191,104	27,612	—	19,019	46,631	15,800	—	50,651	66,451	(8,904)	(17,793)	(26,697)	(1,183)	(78,696)	(79,879)	456,868

VOTE 28 Fire Management

																				Total
					Total				Total				Total			Total			Total	2017/18
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Fire Management	20,360	—	105	—	34,916	—	—	—	—	—	—	62	62	(1,800)	(1)	(1,801)	(1)	(12,270)	(12,271)	63,293

Total	20,360	—	105	—	34,916	—	—	—	—	—	—	62	62	(1,800)	(1)	(1,801)	(1)	(12,270)	(12,271)	63,293

Special Account(s)

																				Total
					Total				Total				Total			Total			Total	2017/18
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
BC Timber Sales Account	1,340	—	27,981	30	97,589	—	—	30	30	10,704	—	66,279	76,983	(15,800)	(1)	(15,801)	—	(1)	(1)	183,174
Crown Land special account	—	—	—	—	—	5,963	—	—	5,963	—	—	20	20	—	—	—	—	(5,963)	(5,963)	20
Forest Stand Management Fund	28	—	—	—	1,574	—	—	—	—	—	—	—	—	—	—	—	—	(1,574)	(1,574)	—

Total	1,368	—	27,981	30	99,163	5,963	—	30	5,993	10,704	—	66,299	77,003	(15,800)	(1)	(15,801)	—	(7,538)	(7,538)	183,194

MINISTRY OF HEALTH

($000)

VOTE 29 Ministry Operations

	Total
	2016/17					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Health Programs	17,744,026	3,824	50	931	—	4,805	—	87	65	47,008	1,394	855	—	17	54
Regional Services	12,234,276	—	—	—	—	—	—	—	—	1	—	—	—	—	—
Medical Services Plan	4,285,998	—	—	—	—	—	—	—	—	—	—	—	—	—	—
PharmaCare	1,173,064	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Health Benefits Operations	44,298	—	—	—	—	—	—	—	—	46,977	—	—	—	—	—
Vital Statistics	6,390	3,824	50	931	—	4,805	—	87	65	30	1,394	855	—	17	54
Recoveries from Health Special Account	(147,250)	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	220,898	87,587	559	21,338	54	109,538	1,192	2,207	7,317	32,997	39,447	5,639	—	199	85
Minister’s Office	729	386	—	114	54	554	—	103	—	—	15	24	—	—	—
Stewardship and Corporate Services	220,169	87,201	559	21,224	—	108,984	1,192	2,104	7,317	32,997	39,432	5,615	—	199	85

Total	17,817,674	91,411	609	22,269	54	114,343	1,192	2,294	7,382	80,005	40,841	6,494	—	216	139

Special Account(s)

	Total
	2016/17					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Health Special Account	147,250	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	147,250	—	—	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF HEALTH

($000)

VOTE 29 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2017/18
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Health Programs	6	—	100	23	49,609	12,105	12,295,799	6,634,149	18,942,053	—	—	241	241	—	(338)	(338)	(152,006)	(227,077)	(379,083)	18,617,287
Regional Services	—	—	—	—	1	12,105	12,295,799	533,431	12,841,335	—	—	—	—	—	—	—	(6)	(71,620)	(71,626)	12,769,710
Medical Services Plan	—	—	—	—	—	—	—	4,754,177	4,754,177	—	—	—	—	—	—	—	(152,000)	(32,000)	(184,000)	4,570,177
PharmaCare	—	—	—	—	—	—	—	1,346,541	1,346,541	—	—	1	1	—	—	—	—	(120,900)	(120,900)	1,225,642
Health Benefits Operations	—	—	—	—	46,977	—	—	—	—	—	—	—	—	—	—	—	—	(1,750)	(1,750)	45,227
Vital Statistics	6	—	100	23	2,631	—	—	—	—	—	—	240	240	—	(338)	(338)	—	(807)	(807)	6,531
Recoveries from Health Special Account	—	—	—	—	—	—	—	—	—	—	—	—	—	(147,250)	—	(147,250)	—	—	—	(147,250)
Executive and Support Services	45	—	27,183	404	116,715	32	604	4,461	5,097	—	—	2,553	2,553	—	(1)	(1)	(1)	(10,848)	(10,849)	223,053
Minister’s Office	—	—	—	—	142	—	—	—	—	—	—	38	38	—	—	—	—	—	—	734
Stewardship and Corporate Services	45	—	27,183	404	116,573	32	604	4,461	5,097	—	—	2,515	2,515	—	(1)	(1)	(1)	(10,848)	(10,849)	222,319

Total	51	—	27,283	427	166,324	12,137	12,296,403	6,638,610	18,947,150	—	—	2,794	2,794	(147,250)	(339)	(147,589)	(152,007)	(237,925)	(389,932)	18,693,090

Special Account(s)

					Total				Total				Total			Total			Total	Total 2017/18
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Health Special Account	—	—	—	—	—	—	—	—	—	147,250	—	—	147,250	—	—	—	—	—	—	147,250

Total	—	—	—	—	—	—	—	—	—	147,250	—	—	147,250	—	—	—	—	—	—	147,250

MINISTRY OF INTERNATIONAL TRADE

($000)

VOTE 30 Ministry Operations

	Total
	2016/17					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
International Business Development	19,678	6,022	8	1,466	—	7,496	—	450	10	9,161	143	2,206	—	—	1
International Strategy and Competitiveness	8,974	3,892	37	947	—	4,876	—	339	479	1,481	1,299	409	—	—	—
Corporate Initiatives and Multiculturalism	1,627	448	—	109	—	557	35	20	10	55	15	100	—	—	—
Transfers to Crown Corporations and Agencies	18,300	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Forestry Innovation Investment Ltd.	18,300	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	1,712	962	—	253	54	1,269	—	135	13	10	75	77	—	—	—
Minister’s Office	596	240	—	78	54	372	—	75	—	—	10	15	—	—	—
Corporate Services	1,116	722	—	175	—	897	—	60	13	10	65	62	—	—	—

Total	50,291	11,324	45	2,775	54	14,198	35	944	512	10,707	1,532	2,792	—	—	1

MINISTRY OF INTERNATIONAL TRADE

($000)

VOTE 30 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2017/18
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
International Business Development	—	—	233	2,114	14,318	—	—	261	261	—	—	144	144	—	(1)	(1)	(1)	(1)	(2)	22,216
International Strategy and Competitiveness	—	—	71	—	4,078	34	—	—	34	—	—	6	6	—	(1)	(1)	(1)	(1)	(2)	8,991
Corporate Initiatives and Multiculturalism	—	—	—	—	235	—	—	840	840	—	—	1	1	—	(1)	(1)	—	(1)	(1)	1,631
Transfers to Crown Corporations and Agencies	—	—	—	—	—	—	—	19,050	19,050	—	—	—	—	—	—	—	—	—	—	19,050
Forestry Innovation Investment Ltd.	—	—	—	—	—	—	—	19,050	19,050	—	—	—	—	—	—	—	—	—	—	19,050
Executive and Support Services	—	—	—	—	310	—	—	—	—	—	—	135	135	—	(1)	(1)	(1)	—	(1)	1,712
Minister’s Office	—	—	—	—	100	—	—	—	—	—	—	124	124	—	—	—	—	—	—	596
Corporate Services	—	—	—	—	210	—	—	—	—	—	—	11	11	—	(1)	(1)	(1)	—	(1)	1,116

Total	—	—	304	2,114	18,941	34	—	20,151	20,185	—	—	286	286	—	(4)	(4)	(3)	(3)	(6)	53,600

MINISTRY OF JOBS, TOURISM AND SKILLS TRAINING

($000)

VOTE 31 Ministry Operations

	Total
	2016/17					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Labour Market and Information	10,523	9,508	20	2,316	—	11,844	—	312	231	3,569	7,411	234	1,840	—	—
Strategy and Planning	5,361	4,777	20	1,163	—	5,960	—	91	135	435	2,331	115	—	—	—
Labour Market Information and Policy	2,558	1,480	—	361	—	1,841	—	83	62	1,815	4,011	47	1,840	—	—
Labour Market and Skills Training Programs	2,604	3,251	—	792	—	4,043	—	138	34	1,319	1,069	72	—	—	—
Labour Programs	9,653	23,679	77	5,801	—	29,557	382	554	611	577	2,068	887	—	12	—
Employment Standards	7,855	6,011	10	1,463	—	7,484	—	145	—	—	65	225	—	—	—
WorkSafeBC Funded Services	1	16,342	58	4,015	—	20,415	382	335	—	501	1,963	612	—	12	—
Industrial Relations	1,797	1,326	9	323	—	1,658	—	74	611	76	40	50	—	—	—
Workforce Development and Immigration	10,615	5,607	8	1,365	—	6,980	—	210	42	278	192	338	30	—	—
Economic Development	13,209	6,990	17	1,700	—	8,707	255	409	36	719	129	209	—	—	—
Economic Development	6,740	4,397	13	1,069	—	5,479	250	305	20	388	80	140	—	—	—
Tourism Policy	2,144	1,443	4	351	—	1,798	5	45	5	150	21	38	—	—	—
Film Policy and Creative BC	2,568	101	—	25	—	126	—	9	1	15	2	1	—	—	—
Major Investments Office	1,757	1,049	—	255	—	1,304	—	50	10	166	26	30	—	—	—
Transfers to Crown Corporations and Agencies	146,757	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Destination BC Corp.	50,323	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Industry Training Authority	96,434	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	4,841	4,007	47	995	54	5,103	—	180	46	1	139	128	—	—	—
Minister’s Office	639	345	10	104	54	513	—	100	—	—	6	8	—	—	—
Corporate Services	4,202	3,662	37	891	—	4,590	—	80	46	1	133	120	—	—	—

Total	195,598	49,791	169	12,177	54	62,191	637	1,665	966	5,144	9,939	1,796	1,870	12	—

Special Account(s)

	Total
	2016/17					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Northern Development Fund	500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF JOBS, TOURISM AND SKILLS TRAINING

($000)

VOTE 31 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2017/18
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses

Labour Market and Information	—	—	1,048	—	14,645	114	—	68,828	68,942	—	—	12	12	—	(15,803)	(15,803)	(1)	(65,010)	(65,011)	14,629
Strategy and Planning	—	—	1,045	—	4,152	—	—	—	—	—	—	3	3	—	(654)	(654)	(1)	—	(1)	9,460
Labour Market Information and Policy	—	—	—	—	7,858	114	—	7,900	8,014	—	—	1	1	—	(15,149)	(15,149)	—	—	—	2,565
Labour Market and Skills Training Programs	—	—	3	—	2,635	—	—	60,928	60,928	—	—	8	8	—	—	—	—	(65,010)	(65,010)	2,604
Labour Programs	6	—	511	—	5,608	—	—	50	50	—	—	450	450	—	(2)	(2)	—	(25,902)	(25,902)	9,761
Employment Standards	6	—	24	—	465	—	—	—	—	—	—	12	12	—	—	—	—	(50)	(50)	7,911
WorkSafeBC Funded Services	—	—	485	—	4,290	—	—	—	—	—	—	435	435	—	(1)	(1)	—	(25,138)	(25,138)	1
Industrial Relations	—	—	2	—	853	—	—	50	50	—	—	3	3	—	(1)	(1)	—	(714)	(714)	1,849
Workforce Development and Immigration	—	—	—	—	1,090	—	—	7,724	7,724	—	—	13	13	—	(1)	(1)	(1)	(5,152)	(5,153)	10,653
Economic Development	—	—	5	21	1,783	10,000	—	2,565	12,565	—	—	165	165	—	(3)	(3)	(3)	(4)	(7)	23,210
Economic Development	—	—	5	1	1,189	10,000	—	50	10,050	—	—	59	59	—	(1)	(1)	(1)	(1)	(2)	16,774
Tourism Policy	—	—	—	—	264	—	—	—	—	—	—	105	105	—	(1)	(1)	(1)	(1)	(2)	2,164
Film Policy and Creative BC	—	—	—	—	28	—	—	2,415	2,415	—	—	—	—	—	—	—	—	(1)	(1)	2,568
Major Investments Office	—	—	—	20	302	—	—	100	100	—	—	1	1	—	(1)	(1)	(1)	(1)	(2)	1,704
Transfers to Crown Corporations and Agencies	—	—	—	—	—	—	—	147,890	147,890	—	—	—	—	—	—	—	—	—	—	147,890
Destination BC Corp.	—	—	—	—	—	—	—	50,916	50,916	—	—	—	—	—	—	—	—	—	—	50,916
Industry Training Authority	—	—	—	—	—	—	—	96,974	96,974	—	—	—	—	—	—	—	—	—	—	96,974
Executive and Support Services	15	—	2	6	517	—	—	—	—	—	—	16	16	—	(402)	(402)	(1)	(353)	(354)	4,880
Minister’s Office	—	—	1	—	115	—	—	—	—	—	—	11	11	—	—	—	—	—	—	639
Corporate Services	15	—	1	6	402	—	—	—	—	—	—	5	5	—	(402)	(402)	(1)	(353)	(354)	4,241

Total	21	—	1,566	27	23,643	10,114	—	227,057	237,171	—	—	656	656	—	(16,211)	(16,211)	(6)	(96,421)	(96,427)	211,023

Special Account(s)

																				Total
					Total				Total				Total			Total			Total	2017/18
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Northern Development Fund	—	—	—	—	—	—	—	500	500	—	—	—	—	—	—	—	—	—	—	500

Total	—	—	—	—	—	—	—	500	500	—	—	—	—	—	—	—	—	—	—	500

MINISTRY OF JUSTICE

($000)

VOTE 32 Ministry Operations

	Total
	2016/17					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Justice Services	110,297	14,244	—	3,467	—	17,711	—	179	24	599	208	427	—	—	—
Prosecution Services	126,598	93,644	548	22,793	—	116,985	1,793	1,346	—	4,420	171	2,732	—	—	379
Court Services	99,496	71,643	894	17,633	—	90,170	1,932	1,401	—	2,261	1,883	3,027	—	—	1,209
Legal Services	21,207	45,425	485	11,106	—	57,016	20	856	—	35,508	602	2,013	—	127	—
Agencies, Boards, Commissions and Other Tribunals	23,394	11,444	254	2,864	—	14,562	4,027	338	—	2,678	642	775	—	47	5
Agencies, Boards, Commissions and Other Tribunals	23,393	8,706	23	2,152	—	10,881	3,591	251	—	1,066	398	526	—	22	5
British Columbia Utilities Commission	1	2,738	231	712	—	3,681	436	87	—	1,612	244	249	—	25	—
Executive and Support Services	15,833	6,986	18	1,722	53	8,779	—	152	57	31	7,165	227	—	12	3
Minister’s Office	728	297	—	93	53	443	—	60	—	—	20	25	—	—	3
Corporate Services	15,105	6,689	18	1,629	—	8,336	—	92	57	31	7,145	202	—	12	—

Total	396,825	243,386	2,199	59,585	53	305,223	7,772	4,272	81	45,497	10,671	9,201	—	186	1,596

VOTE 33 Judiciary

	Total
	2016/17					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Judiciary	71,786	52,851	110	12,864	—	65,825	1,997	1,484	—	407	1,756	1,787	—	3	102
Superior Courts	15,693	11,415	80	2,778	—	14,273	—	186	—	250	1,540	795	—	—	26
Provincial Courts	56,093	41,436	30	10,086	—	51,552	1,997	1,298	—	157	216	992	—	3	76

Total	71,786	52,851	110	12,864	—	65,825	1,997	1,484	—	407	1,756	1,787	—	3	102

VOTE 34 Crown Proceeding Act

	Total
	2016/17					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Crown Proceeding Act	24,500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	24,500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF JUSTICE

($000)

VOTE 32 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2017/18
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Justice Services	58	—	457	1	1,953	158	—	97,948	98,106	—	—	86	86	—	(1,400)	(1,400)	(10)	(3,292)	(3,302)	113,154
Prosecution Services	88	—	260	300	11,489	—	—	—	—	—	—	1,103	1,103	(1,688)	—	(1,688)	—	—	—	127,889
Court Services	1,591	—	3,358	611	17,273	—	—	—	—	—	—	730	730	—	—	—	—	(2,852)	(2,852)	105,321
Legal Services	—	—	93	—	39,219	—	—	—	—	—	—	397	397	—	(73,841)	(73,841)	(290)	(10)	(300)	22,491
Agencies, Boards, Commissions and Other Tribunals	—	—	47	686	9,245	—	—	—	—	8,909	—	33	8,942	—	(2)	(2)	(1,278)	(7,919)	(9,197)	23,550
Agencies, Boards, Commissions and Other Tribunals	—	—	46	230	6,135	—	—	—	—	8,909	—	26	8,935	—	(2)	(2)	(1,278)	(1,122)	(2,400)	23,549
British Columbia Utilities Commission	—	—	1	456	3,110	—	—	—	—	—	—	7	7	—	—	—	—	(6,797)	(6,797)	1
Executive and Support Services	—	—	1,689	—	9,336	—	—	—	—	—	—	3,832	3,832	—	(6,261)	(6,261)	(1)	(1)	(2)	15,684
Minister’s Office	—	—	—	—	108	—	—	—	—	—	—	176	176	—	—	—	—	—	—	727
Corporate Services	—	—	1,689	—	9,228	—	—	—	—	—	—	3,656	3,656	—	(6,261)	(6,261)	(1)	(1)	(2)	14,957

Total	1,737	—	5,904	1,598	88,515	158	—	97,948	98,106	8,909	—	6,181	15,090	(1,688)	(81,504)	(83,192)	(1,579)	(14,074)	(15,653)	408,089

VOTE 33 Judiciary

																				Total
					Total				Total				Total			Total			Total	2017/18
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Judiciary	70	—	649	—	8,255	4	—	175	179	—	—	129	129	—	—	—	—	—	—	74,388
Superior Courts	4	—	400	—	3,201	—	—	—	—	—	—	38	38	—	—	—	—	—	—	17,512
Provincial Courts	66	—	249	—	5,054	4	—	175	179	—	—	91	91	—	—	—	—	—	—	56,876

Total	70	—	649	—	8,255	4	—	175	179	—	—	129	129	—	—	—	—	—	—	74,388

VOTE 34 Crown Proceeding Act

																				Total
					Total				Total				Total			Total			Total	2017/18
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Crown Proceeding Act	—	—	—	—	—	—	—	—	—	—	—	24,500	24,500	—	—	—	—	—	—	24,500

Total	—	—	—	—	—	—	—	—	—	—	—	24,500	24,500	—	—	—	—	—	—	24,500

MINISTRY OF JUSTICE

($000)

VOTE 35 Independent Investigations Office

	Total
	2016/17					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Independent Investigations Office	7,552	4,719	—	1,336	—	6,055	—	161	50	111	171	208	—	—	4

Total	7,552	4,719	—	1,336	—	6,055	—	161	50	111	171	208	—	—	4

Special Account(s)

	Total
	2016/17					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Public Guardian and Trustee Operating Account	8,795	17,332	178	4,219	—	21,729	—	139	—	1,432	1,260	837	—	26	4

Total	8,795	17,332	178	4,219	—	21,729	—	139	—	1,432	1,260	837	—	26	4

MINISTRY OF JUSTICE

($000)

VOTE 35 Independent Investigations Office

																				Total
					Total				Total				Total			Total			Total	2017/18
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Independent Investigations Office	100	—	314	381	1,500	—	—	—	—	—	—	19	19	—	—	—	—	—	—	7,574

Total	100	—	314	381	1,500	—	—	—	—	—	—	19	19	—	—	—	—	—	—	7,574

Special Account(s)

																				Total
					Total				Total				Total			Total			Total	2017/18
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Public Guardian and Trustee Operating Account	—	—	883	176	4,757	—	—	—	—	—	—	384	384	—	—	—	—	(17,961)	(17,961)	8,909

Total	—	—	883	176	4,757	—	—	—	—	—	—	384	384	—	—	—	—	(17,961)	(17,961)	8,909

MINISTRY OF NATURAL GAS DEVELOPMENT

($000)

VOTE 36 Ministry Operations

	Total
	2016/17					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Upstream Development	12,438	3,806	—	926	—	4,732	—	258	—	429	178	75	—	—	69
Liquefied Natural Gas	6,341	1,958	—	477	—	2,435	—	208	—	3,015	170	416	—	—	—
Oil and Strategic Initiatives	1,015	684	—	166	—	850	—	50	—	60	24	37	—	—	—
Executive and Support Services	4,312	773	20	208	54	1,055	—	124	1,938	292	217	368	—	—	—
Minister’s Office	532	306	—	94	54	454	—	47	—	—	9	15	—	—	—
Corporate Services	3,780	467	20	114	—	601	—	77	1,938	292	208	353	—	—	—

Total	24,106	7,221	20	1,777	54	9,072	—	640	1,938	3,796	589	896	—	—	69

VOTE 37 Housing

	Total
	2016/17					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Housing	415,400	8,027	25	1,954	—	10,006	—	158	134	329	724	296	—	—	—
Housing	405,024	1,089	1	265	—	1,355	—	30	42	—	9	62	—	—	—
Building and Safety Policy	1,735	1,204	1	293	—	1,498	—	68	30	90	6	58	—	—	—
Residential Tenancy	8,641	5,734	23	1,396	—	7,153	—	60	62	239	709	176	—	—	—

Total	415,400	8,027	25	1,954	—	10,006	—	158	134	329	724	296	—	—	—

Special Account(s)

	Total
	2016/17					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Housing Endowment Fund special account	14,104	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	14,104	—	—	—	—	—	—	—	—	—	—	—	—	—	—

MINISTRY OF NATURAL GAS DEVELOPMENT

($000)

VOTE 36 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2017/18
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Upstream Development	70	—	6,543	—	7,622	—	—	100	100	—	—	55	55	—	(1)	(1)	(1)	(1)	(2)	12,506
Liquefied Natural Gas	—	—	—	—	3,809	—	—	100	100	—	—	4	4	—	(1)	(1)	(1)	(1)	(2)	6,345
Oil and Strategic Initiatives	—	—	—	—	171	—	—	—	—	—	—	2	2	—	(1)	(1)	(1)	(1)	(2)	1,020
Executive and Support Services	—	—	42	29	3,010	—	—	—	—	—	—	253	253	—	(2)	(2)	(2)	(2)	(4)	4,312
Minister’s Office	—	—	—	—	71	—	—	—	—	—	—	10	10	—	(1)	(1)	(1)	(1)	(2)	532
Corporate Services	—	—	42	29	2,939	—	—	—	—	—	—	243	243	—	(1)	(1)	(1)	(1)	(2)	3,780

Total	70	—	6,585	29	14,612	—	—	200	200	—	—	314	314	—	(5)	(5)	(5)	(5)	(10)	24,183

VOTE 37 Housing

																				Total
					Total				Total				Total			Total			Total	2017/18
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Housing	—	—	—	—	1,641	—	—	409,420	409,420	—	—	80	80	—	(1)	(1)	(1)	(1)	(2)	421,144
Housing	—	—	—	—	143	—	—	409,420	409,420	—	—	3	3	—	(1)	(1)	(1)	(1)	(2)	410,918
Building and Safety Policy	—	—	—	—	252	—	—	—	—	—	—	2	2	—	—	—	—	—	—	1,752
Residential Tenancy	—	—	—	—	1,246	—	—	—	—	—	—	75	75	—	—	—	—	—	—	8,474

Total	—	—	—	—	1,641	—	—	409,420	409,420	—	—	80	80	—	(1)	(1)	(1)	(1)	(2)	421,144

Special Account(s)

																				Total
					Total				Total				Total			Total			Total	2017/18
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Housing Endowment Fund special account	—	—	—	—	—	—	—	12,884	12,884	—	—	—	—	—	—	—	—	—	—	12,884

Total	—	—	—	—	—	—	—	12,884	12,884	—	—	—	—	—	—	—	—	—	—	12,884

MINISTRY OF PUBLIC SAFETY AND SOLICITOR GENERAL

($000)

VOTE 38 Ministry Operations

	Total
	2016/17					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Corrections	232,161	147,950	4,601	36,131	—	188,682	—	1,366	2,464	3,804	2,175	3,013	—	—	12,798
Policing and Security	356,850	7,975	25	1,941	—	9,941	—	184	487	1,048	568	753	—	—	518
Victim Services and Crime Prevention	40,387	5,236	74	1,274	—	6,584	—	75	74	505	116	207	—	—	—
BC Coroners Service	12,339	6,304	49	1,534	—	7,887	55	125	194	4,840	460	225	—	—	100
RoadSafetyBC	9,202	8,017	6	1,951	—	9,974	—	45	2,246	83	112	134	—	—	—
Executive and Support Services	16,034	12,861	27	3,167	68	16,123	—	227	231	150	52	241	—	—	5
Minister’s Office	548	217	—	80	68	365	—	65	—	—	20	25	—	—	3
Corporate Services	15,486	12,644	27	3,087	—	15,758	—	162	231	150	32	216	—	—	2

Total	666,973	188,343	4,782	45,998	68	239,191	55	2,022	5,696	10,430	3,483	4,573	—	—	13,421

Special Account(s)

	Total
	2016/17					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Civil Forfeiture Account	—	642	—	156	—	798	—	30	3,000	—	25	55	—	90	—
Corrections Work Program Account	1,281	—	—	—	—	—	—	—	—	—	14	41	—	—	475
Criminal Asset Management Fund	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Victim Surcharge Special Account	13,504	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	14,785	642	—	156	—	798	—	30	3,000	—	39	96	—	90	475

MINISTRY OF PUBLIC SAFETY AND SOLICITOR GENERAL

($000)

VOTE 38 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2017/18
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Corrections	1,136	—	6,117	1,825	34,698	—	—	50,959	50,959	—	—	1,166	1,166	—	(475)	(475)	(1)	(5,544)	(5,545)	269,485
Policing and Security	101	—	215	4	3,878	1,063	—	382,018	383,081	—	—	149	149	—	(1,585)	(1,585)	(1)	(25,617)	(25,618)	369,846
Victim Services and Crime Prevention	—	—	140	—	1,117	175	12,373	30,675	43,223	—	—	11	11	(9,816)	(1)	(9,817)	—	(300)	(300)	40,818
BC Coroners Service	40	—	26	26	6,091	—	—	—	—	—	—	18	18	—	(1)	(1)	(1)	(1)	(2)	13,993
RoadSafetyBC	—	—	6	1	2,627	—	—	2,701	2,701	—	—	2,541	2,541	—	(1)	(1)	(1)	(4,050)	(4,051)	13,791
Executive and Support Services	155	—	5	2,706	3,772	—	—	—	—	—	—	3,836	3,836	—	(6,138)	(6,138)	(1)	(1)	(2)	17,591
Minister’s Office	—	—	5	—	118	—	—	—	—	—	—	66	66	—	—	—	—	—	—	549
Corporate Services	155	—	—	2,706	3,654	—	—	—	—	—	—	3,770	3,770	—	(6,138)	(6,138)	(1)	(1)	(2)	17,042

Total	1,432	—	6,509	4,562	52,183	1,238	12,373	466,353	479,964	—	—	7,721	7,721	(9,816)	(8,201)	(18,017)	(5)	(35,513)	(35,518)	725,524

Special Account(s)

																				Total
					Total				Total				Total			Total			Total	2017/18
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Civil Forfeiture Account	—	—	—	—	3,200	4,745	—	—	4,745	—	—	500	500	—	—	—	—	(7,498)	(7,498)	1,745
Corrections Work Program Account	115	—	60	—	705	—	—	476	476	—	—	100	100	—	—	—	—	—	—	1,281
Criminal Asset Management Fund	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Victim Surcharge Special Account	—	—	—	—	—	2,000	—	—	2,000	11,504	—	—	11,504	—	—	—	—	—	—	13,504

Total	115	—	60	—	3,905	6,745	—	476	7,221	11,504	—	600	12,104	—	—	—	—	(7,498)	(7,498)	16,530

MINISTRY OF SMALL BUSINESS AND RED TAPE REDUCTION

($000)

VOTE 39 Ministry Operations

	Total
	2016/17					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Small Business and Regulatory Reform	3,096	2,059	3	501	—	2,563	1	55	1	602	90	107	—	—	—
Liquor Control and Licensing	1	7,150	20	1,740	—	8,910	—	221	147	300	525	300	—	—	5
Executive and Support Services	765	504	—	141	54	699	—	50	—	—	9	15	—	—	—
Minister’s Office	393	227	—	74	54	355	—	35	—	—	4	5	—	—	—
Corporate Services	372	277	—	67	—	344	—	15	—	—	5	10	—	—	—

Total	3,862	9,713	23	2,382	54	12,172	1	326	148	902	624	422	—	—	5

MINISTRY OF SMALL BUSINESS AND RED TAPE REDUCTION

($000)

																				Total
					Total				Total				Total			Total			Total	2017/18
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Small Business and Regulatory Reform	—	—	—	—	856	—	—	776	776	—	—	2	2	—	(1,099)	(1,099)	(1)	(1)	(2)	3,096
Liquor Control and Licensing	170	—	49	749	2,466	—	—	—	—	—	—	229	229	—	(1)	(1)	(1)	(11,602)	(11,603)	1
Executive and Support Services	—	—	—	—	74	—	—	—	—	—	—	1	1	—	(7)	(7)	(1)	(1)	(2)	765
Minister’s Office	—	—	—	—	44	—	—	—	—	—	—	—	—	—	(6)	(6)	—	—	—	393
Corporate Services	—	—	—	—	30	—	—	—	—	—	—	1	1	—	(1)	(1)	(1)	(1)	(2)	372

Total	170	—	49	749	3,396	—	—	776	776	—	—	232	232	—	(1,107)	(1,107)	(3)	(11,604)	(11,607)	3,862

MINISTRY OF SOCIAL DEVELOPMENT AND SOCIAL INNOVATION

($000)

VOTE 40 Ministry Operations

	Total
	2016/17					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69

Income Assistance	1,815,138	89,794	—	21,856	—	111,650	—	1,323	3,024	1,500	36,143	3,143	—	—	—
Income Assistance - Program Management	140,913	89,794	—	21,856	—	111,650	—	1,323	3,024	1,500	36,143	3,143	—	—	—
Temporary Assistance	320,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Disability Assistance	1,077,714	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Supplementary Assistance	276,511	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Employment	29,000	11,135	—	2,710	—	13,845	—	1,076	—	345	3,862	376	—	—	—
Employment Programs	28,999	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Labour Market Development Agreement	1	11,135	—	2,710	—	13,845	—	1,076	—	345	3,862	376	—	—	—
Community Living Services	881,781	1,760	—	428	—	2,188	—	180	—	—	670	50	—	—	—
Employment and Assistance Appeal Tribunal	1,796	747	23	182	—	952	526	22	—	150	12	130	—	5	—
Executive and Support Services	10,487	5,733	111	1,415	54	7,313	—	182	15	40	445	500	—	—	—
Minister’s Office	475	231	1	76	54	362	—	52	—	—	10	13	—	—	—
Corporate Services	10,012	5,502	110	1,339	—	6,951	—	130	15	40	435	487	—	—	—

Total	2,738,202	109,169	134	26,591	54	135,948	526	2,783	3,039	2,035	41,132	4,199	—	5	—

MINISTRY OF SOCIAL DEVELOPMENT AND SOCIAL INNOVATION

($000)

VOTE 40 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2017/18
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses

Income Assistance	11	—	12,770	108	58,022	8,124	1,734,820	120,164	1,863,108	—	—	6,322	6,322	—	(29,882)	(29,882)	—	(10,080)	(10,080)	1,999,140
Income Assistance - Program Management	11	—	12,770	108	58,022	—	—	1,406	1,406	—	—	182	182	—	(29,880)	(29,880)	—	—	—	141,380
Temporary Assistance	—	—	—	—	—	—	338,050	—	338,050	—	—	3,101	3,101	—	(1)	(1)	—	(550)	(550)	340,600
Disability Assistance	—	—	—	—	—	—	1,238,939	—	1,238,939	—	—	1	1	—	—	—	—	(4,000)	(4,000)	1,234,940
Supplementary Assistance	—	—	—	—	—	8,124	157,831	118,758	284,713	—	—	3,038	3,038	—	(1)	(1)	—	(5,530)	(5,530)	282,220
Employment	192	—	—	—	5,851	—	—	293,068	293,068	—	—	15,089	15,089	—	(1)	(1)	—	(298,838)	(298,838)	29,014
Employment Programs	—	—	—	—	—	—	—	29,013	29,013	—	—	—	—	—	—	—	—	—	—	29,013
Labour Market Development Agreement	192	—	—	—	5,851	—	—	264,055	264,055	—	—	15,089	15,089	—	(1)	(1)	—	(298,838)	(298,838)	1
Community Living Services	—	—	—	—	900	—	—	937,527	937,527	—	—	5	5	—	—	—	—	(1)	(1)	940,619
Employment and Assistance Appeal Tribunal	—	—	—	—	845	—	—	—	—	—	—	1	1	—	(1)	(1)	—	—	—	1,797
Executive and Support Services	200	—	300	257	1,939	—	—	—	—	—	—	1,292	1,292	—	(1)	(1)	—	(40)	(40)	10,503
Minister’s Office	—	—	—	—	75	—	—	—	—	—	—	38	38	—	—	—	—	—	—	475
Corporate Services	200	—	300	257	1,864	—	—	—	—	—	—	1,254	1,254	—	(1)	(1)	—	(40)	(40)	10,028

	403	—	13,070	365	67,557	8,124	1,734,820	1,350,759	3,093,703	—	—	22,709	22,709	—	(29,885)	(29,885)	—	(308,959)	(308,959)	2,981,073

MINISTRY OF TECHNOLOGY, INNOVATION AND CITIZENS’ SERVICES

($000)

VOTE 41 Ministry Operations

	Total
	2016/17					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Services to Citizens and Businesses	18,044	21,676	227	5,357	—	27,260	—	451	119	2,087	4,426	1,170	—	20	436
Service BC Operations	16,623	13,770	173	3,433	—	17,376	—	381	2	60	548	553	—	—	26
BC Online	810	2,286	2	556	—	2,844	—	10	86	437	3,035	110	—	—	—
BC Registry Services	1	1,975	32	481	—	2,488	—	33	11	—	802	382	—	20	23
BC Stats	610	3,645	20	887	—	4,552	—	27	20	1,590	41	125	—	—	387
Office of the Chief Information Officer	9,959	6,742	37	1,641	—	8,420	—	82	210	986	687	325	—	—	—
Logistics and Business Services	2,843	21,198	597	5,160	—	26,955	—	131	946	1,016	5,480	1,121	—	—	2,573
Real Property	281,105	12,934	34	3,148	—	16,116	—	245	300	350	186	283	—	—	24,323
Technology Solutions	145,297	21,890	188	5,762	—	27,840	—	83	1,046	3,188	181,660	699	—	—	—
Innovation and Technology	3,252	707	—	172	—	879	10	30	—	308	11	905	—	—	—
Transfers to Crown Corporations and Agencies	12,350	—	—	—	—	—	—	—	—	—	—	—	—	—	—
British Columbia Innovation Council	6,090	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Knowledge Network Corporation	6,260	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	19,147	10,104	11	2,488	54	12,657	—	104	52	355	4,749	235	—	—	—
Minister’s Office	564	239	1	78	54	372	—	38	—	—	16	11	—	—	—
Corporate Services	18,583	9,865	10	2,410	—	12,285	—	66	52	355	4,733	224	—	—	—

Total	491,997	95,251	1,094	23,728	54	120,127	10	1,126	2,673	8,290	197,199	4,738	—	20	27,332

MINISTRY OF TECHNOLOGY, INNOVATION AND CITIZENS’ SERVICES

($000)

VOTE 41 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2017/18
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Services to Citizens and Businesses	—	—	1,259	245	10,213	—	—	—	—	—	—	904	904	—	(7,197)	(7,197)	(400)	(12,399)	(12,799)	18,381
Service BC Operations	—	—	49	—	1,619	—	—	—	—	—	—	801	801	—	(1,638)	(1,638)	(400)	(800)	(1,200)	16,958
BC Online	—	—	5	240	3,923	—	—	—	—	—	—	9	9	—	—	—	—	(5,965)	(5,965)	811
BC Registry Services	—	—	1,200	—	2,471	—	—	—	—	—	—	82	82	—	—	—	—	(5,040)	(5,040)	1
BC Stats	—	—	5	5	2,200	—	—	—	—	—	—	12	12	—	(5,559)	(5,559)	—	(594)	(594)	611
Office of the Chief Information Officer	—	—	5	—	2,295	40,000	—	500	40,500	—	—	—	—	—	—	—	(1,035)	(150)	(1,185)	50,030
Logistics and Business Services	1,995	—	44	4,403	17,709	—	—	—	—	—	—	75,514	75,514	—	(70,312)	(70,312)	(17,092)	(29,599)	(46,691)	3,175
Real Property	31	—	55,607	290,633	371,958	—	—	—	—	—	—	37,219	37,219	—	(24,214)	(24,214)	(65,970)	(38,930)	(104,900)	296,179
Technology Solutions	—	—	27,388	44	214,108	—	—	—	—	—	—	307	307	—	(71,305)	(71,305)	(13,871)	(11,513)	(25,384)	145,566
Innovation and Technology	—	—	—	—	1,264	—	—	1,115	1,115	—	—	5	5	—	(1)	(1)	(1)	(1)	(2)	3,260
Transfers to Crown Corporations and Agencies	—	—	—	—	—	28,149	—	—	28,149	—	—	—	—	—	—	—	—	—	—	28,149
British Columbia Innovation Council	—	—	—	—	—	21,590	—	—	21,590	—	—	—	—	—	—	—	—	—	—	21,590
Knowledge Network Corporation	—	—	—	—	—	6,559	—	—	6,559	—	—	—	—	—	—	—	—	—	—	6,559
Executive and Support Services	9	—	58	—	5,562	—	—	—	—	—	—	1,112	1,112	—	(23)	(23)	(4)	(31)	(35)	19,273
Minister’s Office	—	—	2	—	67	—	—	—	—	—	—	125	125	—	—	—	—	—	—	564
Corporate Services	9	—	56	—	5,495	—	—	—	—	—	—	987	987	—	(23)	(23)	(4)	(31)	(35)	18,709

Total	2,035	—	84,361	295,325	623,109	68,149	—	1,615	69,764	—	—	115,061	115,061	—	(173,052)	(173,052)	(98,373)	(92,623)	(190,996)	564,013

MINISTRY OF TRANSPORTATION AND INFRASTRUCTURE

($000)

VOTE 42 Ministry Operations

	Total
	2016/17					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Transportation and Infrastructure Improvements	11,746	54,302	102	13,216	—	67,620	—	5,433	4,667	150,553	4,027	2,229	—	10	116,923
Transportation Policy and Programs	2,700	2,428	1	591	—	3,020	—	51	—	306	8	87	—	—	—
Transportation Investments	1	45,726	76	11,129	—	56,931	—	5,030	4,250	141,902	3,843	1,854	—	8	115,500
Partnerships	1	2,596	—	632	—	3,228	—	140	407	7,923	41	45	—	2	1,423
Port and Airport Development	7,829	1,808	25	440	—	2,273	—	93	10	333	20	207	—	—	—
Enhancing Economic Development	1,215	1,744	—	424	—	2,168	—	119	—	89	115	36	—	—	—
Public Transportation	301,678	1,718	7	418	—	2,143	—	50	551	9,350	58	64	—	—	197,893
Public Transit	107,663	1,718	7	418	—	2,143	—	50	551	9,350	58	64	—	—	3,278
Coastal Ferry Services	194,015	—	—	—	—	—	—	—	—	—	—	—	—	—	194,615
Highway Operations	491,990	30,285	1,646	7,546	—	39,477	—	1,537	4,154	1,351	6,472	1,125	—	248	475,663
Maintenance and Operations	457,662	14,837	1,441	3,786	—	20,064	—	914	4,154	1,257	5,254	794	—	58	449,676
Commercial Vehicle Safety and Enforcement	23,708	14,841	205	3,612	—	18,658	—	603	—	15	1,214	320	—	190	153
Inland Ferries	10,620	607	—	148	—	755	—	20	—	79	4	11	—	—	25,834
Commercial Transportation Regulation	1,552	1,172	2	285	—	1,459	298	11	50	462	53	104	—	1	10
Container Trucking Commissioner	1	139	—	34	—	173	158	—	50	460	15	35	—	—	10
Passenger Transportation Board	490	263	—	64	—	327	140	8	—	2	9	5	—	1	—
Passenger Transportation Branch	1,061	770	2	187	—	959	—	3	—	—	29	64	—	—	—
British Columbia Pavilion Corporation	9,099	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Emergency Management BC	15,397	7,448	5	1,813	—	9,266	—	199	38	1,727	533	412	—	—	9
Executive and Support Services	11,887	11,260	15	2,789	92	14,156	—	329	17	25	193	529	—	5	1
Ministers’ Offices	867	431	—	139	92	662	—	123	—	—	23	25	—	—	—
Corporate Services	11,020	10,829	15	2,650	—	13,494	—	206	17	25	170	504	—	5	1

Total	843,349	106,185	1,777	26,067	92	134,121	298	7,559	9,477	163,468	11,336	4,463	—	264	790,499

VOTE 43 Emergency Program Act

	Total
	2016/17					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Emergency Program Act	14,475	1,654	1	403	—	2,058	—	156	20	1,805	500	50	—	—	150

Total	14,475	1,654	1	403	—	2,058	—	156	20	1,805	500	50	—	—	150

MINISTRY OF TRANSPORTATION AND INFRASTRUCTURE

($000)

VOTE 42 Ministry Operations

																				Total
					Total				Total				Total			Total			Total	2017/18
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Transportation and Infrastructure Improvements	41,165	798,253	—	640	1,123,900	—	—	33,859	33,859	—	—	413	413	—	(1)	(1)	(1,127,252)	(86,731)	(1,213,983)	11,808
Transportation Policy and Programs	—	—	—	—	452	—	—	—	—	—	—	13	13	—	—	—	(773)	—	(773)	2,712
Transportation Investments	41,160	797,303	—	200	1,111,050	—	—	13,175	13,175	—	—	285	285	—	(1)	(1)	(1,095,257)	(86,182)	(1,181,439)	1
Partnerships	5	950	—	440	11,376	—	—	605	605	—	—	97	97	—	—	—	(14,756)	(549)	(15,305)	1
Port and Airport Development	—	—	—	—	663	—	—	20,079	20,079	—	—	4	4	—	—	—	(15,161)	—	(15,161)	7,858
Enhancing Economic Development	—	—	—	—	359	—	—	—	—	—	—	14	14	—	—	—	(1,305)	—	(1,305)	1,236
Public Transportation	11	323,476	—	—	531,453	—	—	233,821	233,821	—	—	3	3	—	(1)	(1)	(409,027)	(52,261)	(461,288)	306,131
Public Transit	11	323,476	—	—	336,838	—	—	233,821	233,821	—	—	3	3	—	(1)	(1)	(409,027)	(52,261)	(461,288)	111,516
Coastal Ferry Services	—	—	—	—	194,615	—	—	—	—	—	—	—	—	—	—	—	—	—	—	194,615
Highway Operations	2,484	74,479	4,947	619	573,079	—	—	—	—	—	—	521	521	—	(1)	(1)	(113,537)	(2,412)	(115,949)	497,127
Maintenance and Operations	—	74,479	3,969	271	540,826	—	—	—	—	—	—	310	310	—	(1)	(1)	(97,457)	(1,104)	(98,561)	462,638
Commercial Vehicle Safety and Enforcement	2,484	—	978	348	6,305	—	—	—	—	—	—	210	210	—	—	—	—	(1,308)	(1,308)	23,865
Inland Ferries	—	—	—	—	25,948	—	—	—	—	—	—	1	1	—	—	—	(16,080)	—	(16,080)	10,624
Commercial Transportation Regulation	13	—	1	75	1,078	—	—	—	—	—	—	8	8	—	(1)	(1)	—	(976)	(976)	1,568
Container Trucking Commissioner	—	—	—	75	803	—	—	—	—	—	—	—	—	—	—	—	—	(975)	(975)	1
Passenger Transportation Board	—	—	—	—	165	—	—	—	—	—	—	1	1	—	(1)	(1)	—	(1)	(1)	491
Passenger Transportation Branch	13	—	1	—	110	—	—	—	—	—	—	7	7	—	—	—	—	—	—	1,076
British Columbia Pavilion Corporation	—	—	—	—	—	—	—	9,199	9,199	—	—	—	—	—	—	—	—	—	—	9,199
Emergency Management BC	129	—	57	193	3,297	—	—	14,671	14,671	—	—	27	27	—	(518)	(518)	(1)	(11,280)	(11,281)	15,462
Executive and Support Services	—	—	1	—	1,100	—	—	—	—	—	—	256	256	—	(2,015)	(2,015)	(1,064)	(322)	(1,386)	12,111
Ministers’ Offices	—	—	—	—	171	—	—	—	—	—	—	34	34	—	—	—	—	—	—	867
Corporate Services	—	—	1	—	929	—	—	—	—	—	—	222	222	—	(2,015)	(2,015)	(1,064)	(322)	(1,386)	11,244

Total	43,802	1,196,208	5,006	1,527	2,233,907	—	—	291,550	291,550	—	—	1,228	1,228	—	(2,537)	(2,537)	(1,650,881)	(153,982)	(1,804,863)	853,406

VOTE 43 Emergency Program Act

																				Total
					Total				Total				Total			Total			Total	2017/18
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Emergency Program Act	70	—	15	—	2,766	380	7,505	2,000	9,885	—	—	1	1	—	(1)	(1)	—	(1)	(1)	14,708

Total	70	—	15	—	2,766	380	7,505	2,000	9,885	—	—	1	1	—	(1)	(1)	—	(1)	(1)	14,708

MANAGEMENT OF PUBLIC FUNDS AND DEBT

($000)

VOTE 44 Management of Public Funds and Debt

	Total
	2016/17					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Borrowing for Government Operating and Capital Funding	1,168,122	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Borrowing for Relending to Government Bodies	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Financial Agreements Entered into on Behalf of Government Bodies	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Warehouse Borrowing Program	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1,168,125	—	—	—	—	—	—	—	—	—	—	—	—	—	—

MANAGEMENT OF PUBLIC FUNDS AND DEBT

($000)

VOTE 44 Management of Public Funds and Debt

																				Total
					Total				Total				Total			Total			Total	2017/18
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Borrowing for Government Operating and Capital Funding	—	—	—	—	—	—	—	—	—	—	1,173,242	13,576	1,186,818	—	—	—	(6,236)	—	(6,236)	1,180,582
Borrowing for Relending to Government Bodies	—	—	—	—	—	—	—	—	—	—	—	1,290,044	1,290,044	—	—	—	(330,468)	(959,575)	(1,290,043)	1
Financial Agreements Entered into on Behalf of Government Bodies	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Warehouse Borrowing Program	—	—	—	—	—	—	—	—	—	—	—	14,443	14,443	—	—	—	—	(14,442)	(14,442)	1

Total	—	—	—	—	—	—	—	—	—	—	1,173,242	1,318,064	2,491,306	—	—	—	(336,704)	(974,017)	(1,310,721)	1,180,585

OTHER APPROPRIATIONS

($000)

VOTE 45 Contingencies (All Ministries) and New Programs

	Total
	2016/17					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
General Programs	450,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	450,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 46 Capital Funding

	Total
	2016/17					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Capital Funding	1,303,378	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Post-secondary Institutions	307,666	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Schools	454,385	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Health Facilities	505,855	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Housing	20,650	—	—	—	—	—	—	—	—	—	—	—	—	—	—
British Columbia Pavilion Corporation	14,822	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1,303,378	—	—	—	—	—	—	—	—	—	—	—	—	—	—

OTHER APPROPRIATIONS

($000)

VOTE 45 Contingencies (All Ministries) and New Programs

																				Total
					Total				Total				Total			Total			Total	2017/18
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
General Programs	—	—	—	—	—	—	—	—	—	—	—	400,000	400,000	—	—	—	—	—	—	400,000

Total	—	—	—	—	—	—	—	—	—	—	—	400,000	400,000	—	—	—	—	—	—	400,000

VOTE 46 Capital Funding

																				Total
					Total				Total				Total			Total			Total	2017/18
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Capital Funding	—	—	—	—	—	—	—	1,485,093	1,485,093	—	—	5	5	—	—	—	—	(5)	(5)	1,485,093
Post-secondary Institutions	—	—	—	—	—	—	—	427,157	427,157	—	—	1	1	—	—	—	—	(1)	(1)	427,157
Schools	—	—	—	—	—	—	—	566,700	566,700	—	—	1	1	—	—	—	—	(1)	(1)	566,700
Health Facilities	—	—	—	—	—	—	—	460,935	460,935	—	—	1	1	—	—	—	—	(1)	(1)	460,935
Housing	—	—	—	—	—	—	—	15,063	15,063	—	—	1	1	—	—	—	—	(1)	(1)	15,063
British Columbia Pavilion Corporation	—	—	—	—	—	—	—	15,238	15,238	—	—	1	1	—	—	—	—	(1)	(1)	15,238

Total	—	—	—	—	—	—	—	1,485,093	1,485,093	—	—	5	5	—	—	—	—	(5)	(5)	1,485,093

OTHER APPROPRIATIONS

($000)

VOTE 47 Commissions on Collection of Public Funds

	Total
	2016/17					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Commissions on Collection of Public Funds	74,267	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Aboriginal Relations and Reconciliation	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Advanced Education	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Agriculture	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Children and Family Development	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Community, Sport and Cultural Development	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Education	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Energy and Mines	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Environment	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Finance	66,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Forests, Lands and Natural Resource Operations	1,375	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Health	895	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of International Trade	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Jobs, Tourism and Skills Training	2	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Justice	400	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Natural Gas Development	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Public Safety and Solicitor General	5,093	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Small Business and Red Tape Reduction	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Social Development and Social Innovation	480	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Technology, Innovation and Citizens’ Services	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Transportation and Infrastructure	10	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Recoveries	(74,266)	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—

OTHER APPROPRIATIONS

($000)

VOTE 47 Commissions on Collection of Public Funds

																				Total
					Total				Total				Total			Total			Total	2017/18
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Commissions on Collection of Public Funds	—	—	—	—	—	—	—	—	—	—	—	75,647	75,647	—	—	—	—	—	—	75,647
Ministry of Aboriginal Relations and Reconciliation	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Advanced Education	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Agriculture	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Children and Family Development	—	—	—	—	—	—	—		—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Community, Sport and Cultural Development	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Education	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Energy and Mines	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Environment	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Finance	—	—	—	—	—	—	—	—	—	—	—	66,000	66,000	—	—	—	—	—	—	66,000
Ministry of Forests, Lands and Natural Resource Operations	—	—	—	—	—	—	—	—	—	—	—	2,983	2,983	—	—	—	—	—	—	2,983
Ministry of Health	—	—	—	—	—	—	—	—	—	—	—	895	895	—	—	—	—	—	—	895
Ministry of International Trade	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Jobs, Tourism and Skills Training	—	—	—	—	—	—	—	—	—	—	—	2	2	—	—	—	—	—	—	2
Ministry of Justice	—	—	—	—	—	—	—	—	—	—	—	400	400	—	—	—	—	—	—	400
Ministry of Natural Gas Development	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Public Safety and Solicitor General	—	—	—	—	—	—	—	—	—	—	—	4,865	4,865	—	—	—	—	—	—	4,865
Ministry of Small Business and Red Tape Reduction	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Social Development and Social Innovation	—	—	—	—	—	—	—	—	—	—	—	480	480	—	—	—	—	—	—	480
Ministry of Technology, Innovation and Citizens’ Services	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Transportation and Infrastructure	—	—	—	—	—	—	—	—	—	—	—	10	10	—	—	—	—	—	—	10
Recoveries	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	(75,647)	—	(75,647)	(75,646)
Total	—	—	—	—	—	—	—	—	—	—	—	75,648	75,648	—	—	—	(75,647)	—	(75,647)	1

OTHER APPROPRIATIONS

($000)

VOTE 48 Allowances for Doubtful Revenue Accounts

	Total
	2016/17					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Allowances for Doubtful Revenue Accounts	185,717	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Aboriginal Relations and Reconciliation	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Advanced Education	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Agriculture	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Children and Family Development	50	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Community, Sport and Cultural Development	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Education	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Energy and Mines	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Environment	50	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Finance	160,400	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Forests, Lands and Natural Resource Operations	5,602	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Health	4,506	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of International Trade	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Jobs, Tourism and Skills Training	2	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Justice	3,251	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Natural Gas Development	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Public Safety and Solicitor General	3,807	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Small Business and Red Tape Reduction	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Social Development and Social Innovation	8,029	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Technology, Innovation and Citizens’ Services	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Transportation and Infrastructure	10	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Recoveries	(185,716)	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—

OTHER APPROPRIATIONS

($000)

VOTE 48 Allowances for Doubtful Revenue Accounts

																				Total
					Total				Total				Total			Total			Total	2017/18
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Allowances for Doubtful Revenue Accounts	—	—	—	—	—	—	—	—	—	—	—	196,102	196,102	—	—	—	—	—	—	196,102
Ministry of Aboriginal Relations and Reconciliation	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Advanced Education	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Agriculture	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Children and Family Development	—	—	—	—	—	—	—	—	—	—	—	50	50	—	—	—	—	—	—	50
Ministry of Community, Sport and Cultural Development	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Education	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Energy and Mines	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Environment	—	—	—	—	—	—	—	—	—	—	—	50	50	—	—	—	—	—	—	50
Ministry of Finance	—	—	—	—	—	—	—	—	—	—	—	174,300	174,300	—	—	—	—	—	—	174,300
Ministry of Forests, Lands and Natural Resource Operations	—	—	—	—	—	—	—	—	—	—	—	5,602	5,602	—	—	—	—	—	—	5,602
Ministry of Health	—	—	—	—	—	—	—	—	—	—	—	4,506	4,506	—	—	—	—	—	—	4,506
Ministry of International Trade	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Jobs, Tourism and Skills Training	—	—	—	—	—	—	—	—	—	—	—	2	2	—	—	—	—	—	—	2
Ministry of Justice	—	—	—	—	—	—	—	—	—	—	—	1,813	1,813	—	—	—	—	—	—	1,813
Ministry of Natural Gas Development	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Public Safety and Solicitor General	—	—	—	—	—	—	—	—	—	—	—	1,730	1,730	—	—	—	—	—	—	1,730
Ministry of Small Business and Red Tape Reduction	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Social Development and Social Innovation	—	—	—	—	—	—	—	—	—	—	—	8,029	8,029	—	—	—	—	—	—	8,029
Ministry of Technology, Innovation and Citizens’ Services	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
Ministry of Transportation and Infrastructure	—	—	—	—	—	—	—	—	—	—	—	10	10	—	—	—	—	—	—	10
Recoveries	—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	(196,102)	—	(196,102)	(196,101)

Total	—	—	—	—	—	—	—	—	—	—	—	196,103	196,103	—	—	—	(196,102)	—	(196,102)	1

OTHER APPROPRIATIONS

($000)

VOTE 49 Tax Transfers

	Total
	2016/17					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Personal Tax Transfers	475,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Low Income Climate Action Tax Credits	195,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
BC Early Childhood Tax Benefit	145,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Sales Tax Credits	55,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Small Business Venture Capital Tax Credits	27,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
BC Family Bonus	200	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Other Personal Income Tax Credits	52,800	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Corporate Tax Transfers	564,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Film and Television Tax Credits	90,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Production Services Tax Credits	310,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Scientific Research and Experimental Development Tax Credits	66,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Interactive Digital Media Tax Credits	45,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Other Corporate Income Tax Credits	53,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1,039,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 50 Auditor General for Local Government

	Total
	2016/17					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Auditor General for Local Government	2,595	1,282	24	312	—	1,618	35	120	15	354	90	155	—	—	—

Total	2,595	1,282	24	312	—	1,618	35	120	15	354	90	155	—	—	—

VOTE 51 Forest Practices Board

	Total
	2016/17					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Forest Practices Board	3,814	1,803	—	439	—	2,242	90	180	—	467	294	130	—	10	—

Total	3,814	1,803	—	439	—	2,242	90	180	—	467	294	130	—	10	—

OTHER APPROPRIATIONS

($000)

VOTE 49 Tax Transfers

																				Total
					Total				Total				Total			Total			Total	2017/18
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Personal Tax Transfers	—	—	—	—	—	—	489,000	—	489,000	—	—	—	—	—	—	—	—	—	—	489,000
Low Income Climate Action Tax Credits	—	—	—	—	—	—	195,000	—	195,000	—	—	—	—	—	—	—	—	—	—	195,000
BC Early Childhood Tax Benefit	—	—	—	—	—	—	145,000	—	145,000	—	—	—	—	—	—	—	—	—	—	145,000
Sales Tax Credits	—	—	—	—	—	—	55,000	—	55,000	—	—	—	—	—	—	—	—	—	—	55,000
Small Business Venture Capital Tax Credits	—	—	—	—	—	—	31,000	—	31,000	—	—	—	—	—	—	—	—	—	—	31,000
BC Family Bonus	—	—	—	—	—	—	200	—	200	—	—	—	—	—	—	—	—	—	—	200
Other Personal Income Tax Credits	—	—	—	—	—	—	62,800	—	62,800	—	—	—	—	—	—	—	—	—	—	62,800
Corporate Tax Transfers	—	—	—	—	—	—	677,000	—	677,000	—	—	—	—	—	—	—	—	—	—	677,000
Film and Television Tax Credits	—	—	—	—	—	—	90,000	—	90,000	—	—	—	—	—	—	—	—	—	—	90,000
Production Services Tax Credits	—	—	—	—	—	—	404,000	—	404,000	—	—	—	—	—	—	—	—	—	—	404,000
Scientific Research and Experimental Development Tax Credits	—	—	—	—	—	—	68,000	—	68,000	—	—	—	—	—	—	—	—	—	—	68,000
Interactive Digital Media Tax Credits	—	—	—	—	—	—	59,300	—	59,300	—	—	—	—	—	—	—	—	—	—	59,300
Other Corporate Income Tax Credits	—	—	—	—	—	—	55,700	—	55,700	—	—	—	—	—	—	—	—	—	—	55,700

Total	—	—	—	—	—	—	1,166,000	—	1,166,000	—	—	—	—	—	—	—	—	—	—	1,166,000

VOTE 50 Auditor General for Local Government

																				Total
					Total				Total				Total			Total			Total	2017/18
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Auditor General for Local Government	—	—	—	210	979	—	—	—	—	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	2,594

Total	—	—	—	210	979	—	—	—	—	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	2,594

VOTE 51 Forest Practices Board

																				Total
					Total				Total				Total			Total			Total	2017/18
					Operating				Govt				Other			Internal			External	Operating
Description	70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
Forest Practices Board	196	—	—	204	1,571	—	—	—	—	—	—	7	7	—	(1)	(1)	(1)	(1)	(2)	3,817

Total	196	—	—	204	1,571	—	—	—	—	—	—	7	7	—	(1)	(1)	(1)	(1)	(2)	3,817

EXPLANATORY NOTES ON THE GROUP ACCOUNT CLASSIFICATIONS

OPERATING EXPENSES

Consolidated Revenue Fund operating expenses are presented in the Estimates and the Supplement to the Estimates on the basis of a group account classification system. Each group account represents a broad category of expenses and is comprised of several specific components termed standard object of expense. These specific components are presented in the Supplement to the Estimates, and are then aggregated into the group account classification totals shown in the Estimates. This group account classification system is described below.

SALARIES AND BENEFITS

50               Base Salaries — includes the cost of the base salaries, overtime pay, and lump sum payments for all permanent and temporary direct employees of the government.

51               Supplementary Salary Costs — includes the cost of extra pay for certain types of work, such as shift differentials, premiums, and allowances.

52               Employee Benefits — includes the cost of employer contributions to employee benefit plans and pensions. Other benefits paid by the employer, such as relocation and transfer expenses, are also included.

54               Legislative Salaries and Indemnities — includes the cost of the annual MLA indemnity and supplementary salaries as authorized under section 4 of the Members’ Remuneration and Pensions Act. Salaries for the officers of the Legislature are also included.

OPERATING COSTS

55               Boards, Commissions and Courts — Fees and Expenses — includes fees paid to board and commission members, juries and witnesses, and related travel and out-of-pocket expenses.

57               Public Servant Travel — includes travel expenses of direct government employees and officials on government business, including prescribed allowances.

59               Centralized Management Support Services — includes central agency charges to ministries for services such as legal services.

60               Professional Services — includes fees and expenses for professional services rendered directly to government for the provision of goods and services in the delivery of government programs, the provision of goods or services that are required by statute or legislation and are billed directly to the government, and the provision of goods or services that will assist in the development of policy and/or programs or improve/change the delivery of programs, such as management consulting services.

63               Information Systems — Operating — includes all contract fees and costs related to data, voice, image, and text processing operations and services, such as data and word processing, data communications charges, supplies, repairs, maintenance, and short-term rentals of information processing equipment.

65               Office and Business Expenses — includes supplies and services required for the operation of offices.

67               Informational Advertising and Publications — includes costs associated with non-statutory advertising and general publications.

68               Statutory Advertising and Publications — includes costs associated with special notices and publications required by statute and regulations.

69               Utilities, Materials and Supplies — includes the cost of services such as the supply of water and electricity, materials, and supplies required for normal operation of government services and food for institutions.

70               Operating Equipment and Vehicles — includes the costs associated with the repair and maintenance of government vehicles and operating machinery and equipment.

72               Non-Capital Roads and Bridges — includes highway costs recovered from the BC Transportation Financing Authority, costs for minor enhancements to capitalized infrastructure, as well as non-highway road costs.

73               Amortization — includes the amortization of the cost of capital assets and prepaid capital advances over their useful lives.

75               Building Occupancy Charges — includes payments to the private sector for the rental and/or maintenance of buildings and office accommodation, including tenant improvements that do not meet the criteria for capitalization.

GOVERNMENT TRANSFERS

77               Transfers — Grants — includes payments to individuals, businesses, non-profit associations, and other entities which may include stipulations as to the use of the funds and which are not entitlements or shared cost arrangements.

79               Transfers — Entitlements — includes payments to individuals, businesses, and other entities where eligible recipients must be paid under statute or regulation once they meet all eligibility criteria, if any, outlined in the statute or regulations.

80               Transfers — Shared Cost Arrangements — includes payments that are reimbursements to individuals, businesses, and other entities under the terms of a contract or agreement.

EXPLANATORY NOTES ON THE GROUP ACCOUNT CLASSIFICATIONS continued

OTHER EXPENSES

81               Transfers Between Votes and Special Accounts — includes transfers (payments) between a vote and a special account.

83               Interest on the Public Debt — includes only interest payments on the direct provincial debt borrowed for government purposes.

85               Other Expenses — includes expenses, such as financing costs, valuation allowances, and other expenses, which cannot be reasonably allocated to another standard object of expense.

INTERNAL RECOVERIES

86               Recoveries Between Votes and Special Accounts — includes recoveries between a vote and a special account.

88               Recoveries Within the Consolidated Revenue Fund — includes recoveries for the use of equipment or the provision of goods and services between ministries of the provincial government.

EXTERNAL RECOVERIES

89               Recoveries Within the Government Reporting Entity — includes costs and amounts recovered from government corporations, organizations, and agencies; the offset for commissions paid for the collection of government revenues and accounts; and the write-off of uncollectible revenue-related accounts.

90               Recoveries External to the Government Reporting Entity — includes costs and amounts recovered from other governments and non-government organizations.

CAPITAL EXPENDITURES

Consolidated Revenue Fund capital expenditures are presented on the basis of the category of asset acquired. The categorization of assets is described below.

Land                             Land — includes the purchased or acquired value for parks and other recreation land, land directly associated with capitalized infrastructure (buildings, ferries, and bridges), but does not include land held for resale.

LI                                             Land Improvements — includes the capital cost of improvements to dams and water management systems and recreation areas.

Bldg                                 Buildings — includes the purchase, construction, or major improvement of buildings owned by the Consolidated Revenue Fund.

SpE                                    Specialized Equipment — includes the purchase or capital lease cost of heavy equipment, such as tractors and trailers, as well as telecommunications relay towers and switching equipment.

FE                                           Office Furniture and Equipment — includes the cost or capital lease cost of office furniture and equipment.

Veh                                    Vehicles — includes the purchase or capital lease cost of passenger, light truck, and utility vehicles.

Info                                  Information Systems — includes the purchase or capital lease cost of mainframe and other systems hardware, software, and related equipment.

TI                                             Tenant Improvements — includes the cost or capital lease cost of improvements to leased space.

Roads                       Roads — includes the capital costs for construction or major improvements of roads, highways, bridges, and ferries.

Ministry of Finance

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